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                                                                     Exhibit 4.9

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                NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                    as Issuer

                                       and

                              THE BANK OF NEW YORK
                              as Indenture Trustee

                                    INDENTURE

                          dated as of ________ __, 200_

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                                TABLE OF CONTENTS

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                                                                                                               PAGE
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ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.................................................2
         Section 1.01      Definitions............................................................................2
         Section 1.02      Compliance Certificates and Opinions..................................................15
         Section 1.03      Form of Documents Delivered to Indenture Trustee......................................17
         Section 1.04      Acts of Noteholders...................................................................17
         Section 1.05      Notices, etc., to Indenture Trustee and Issuer........................................18
         Section 1.06      Notices to Noteholders; Waiver to Noteholders.........................................18
         Section 1.07      Conflict with Trust Indenture Act.....................................................21
         Section 1.08      Effect of Headings and Table of Contents..............................................21
         Section 1.09      Successors and Assigns................................................................21
         Section 1.10      Separability..........................................................................21
         Section 1.11      Benefits of Indenture.................................................................21
         Section 1.12      Governing Law.........................................................................22
         Section 1.13      Counterparts..........................................................................22
         Section 1.14      Indenture Referred to in the Master Owner Trust Agreement.............................22

ARTICLE II NOTE FORMS............................................................................................22
         Section 2.01      Forms Generally.......................................................................22
         Section 2.02      Forms of Notes........................................................................22
         Section 2.03      Form of Indenture Trustee's Certificate of Authentication.............................23
         Section 2.04      Notes Issuable in the Form of a Global Note...........................................23
         Section 2.05      Temporary Global Notes and Permanent Global Notes.....................................25
         Section 2.06      Beneficial Ownership of Global Notes..................................................26
         Section 2.07      Notices to Depository.................................................................27

ARTICLE III THE NOTES............................................................................................27
         Section 3.01      General Title; General Limitations; Issuable in Series; Terms of a Series or Class....27
         Section 3.02      Denominations.........................................................................30
         Section 3.03      Execution, Authentication and Delivery and Dating.....................................30
         Section 3.04      Temporary Notes.......................................................................31
         Section 3.05      Registration, Transfer and Exchange...................................................31
         Section 3.06      Mutilated, Destroyed, Lost and Stolen Notes...........................................33
         Section 3.07      Payment of Interest; Interest Rights Preserved........................................34
         Section 3.08      Persons Deemed Owners.................................................................34
         Section 3.09      Cancellation..........................................................................35
         Section 3.10      New Issuances of Notes................................................................35
         Section 3.11      Specification of Overcollateralization Amount and other Terms with Respect to each
                           Class.................................................................................36
         Section 3.12      Reallocation of Noteholder Available Interest Amounts and Noteholder Available
                           Principal Amounts.....................................................................37
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ARTICLE IV ACCOUNTS AND INVESTMENTS..............................................................................37
         Section 4.01      Receipts..............................................................................37
         Section 4.02      Accounts..............................................................................37
         Section 4.03      Investment of Funds in the Accounts...................................................38

ARTICLE V ALLOCATIONS, DEPOSITS AND PAYMENTS.....................................................................39
         Section 5.01      Allocation of Funds from the Collateral Certificate to Notes..........................39
         SECTION 5.02      EXCESS AVAILABLE PRINCIPAL AMOUNTS; SHARED PRINCIPAL COLLECTIONS......................39
         SECTION 5.03      EXCESS AVAILABLE INTEREST AMOUNTS; EXCESS FINANCE CHARGE COLLECTIONS..................40
         Section 5.04      Final Payment.........................................................................40
         Section 5.05      Payments within a Series or Class.....................................................40

ARTICLE VI SATISFACTION AND DISCHARGE; CANCELLATION OF NOTES HELD BY THE ISSUER OR NFSC..........................41
         Section 6.01      Satisfaction and Discharge of Indenture...............................................41
         Section 6.02      Application of Trust Money............................................................41
         Section 6.03      Cancellation of Notes Held by the Issuer or NFSC......................................42

ARTICLE VII EVENTS OF DEFAULT AND REMEDIES.......................................................................42
         Section 7.01      Events of Default.....................................................................42
         Section 7.02      Acceleration of Maturity; Rescission and Annulment....................................43
         Section 7.03      Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.............44
         Section 7.04      Indenture Trustee May File Proofs of Claim............................................45
         Section 7.05      Indenture Trustee May Enforce Claims Without Possession of Notes......................45
         Section 7.06      Application of Money Collected........................................................46
         Section 7.07      Issuer Will Hold the Collateral Certificate...........................................46
         Section 7.08      Noteholders Have the Right to Direct the Time, Method and Place of Conducting Any
                           Proceeding for Any Remedy Available to the Indenture Trustee..........................46
         Section 7.09      Limitation on Suits...................................................................46
         Section 7.10      Unconditional Right of Noteholders to Receive Principal and Interest; Limited
                           Recourse..............................................................................47
         Section 7.11      Restoration of Rights and Remedies....................................................47
         Section 7.12      Rights and Remedies Cumulative........................................................47
         Section 7.13      Delay or Omission Not Waiver..........................................................47
         Section 7.14      Control by Noteholders................................................................48
         Section 7.15      Waiver of Past Defaults...............................................................48
         Section 7.16      Undertaking for Costs.................................................................48
         Section 7.17      Waiver of Stay or Extension Laws......................................................49

ARTICLE VIII THE INDENTURE TRUSTEE...............................................................................49
         Section 8.01      Certain Duties and Responsibilities...................................................49
         Section 8.02      Notice of Defaults....................................................................50
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         Section 8.03      Certain Rights of Indenture Trustee...................................................50
         Section 8.04      Not Responsible for Recitals or Issuance of Notes.....................................51
         Section 8.05      May Hold Notes........................................................................51
         Section 8.06      Money Held in Trust...................................................................51
         Section 8.07      Compensation and Reimbursement, Limit on Compensation, Reimbursement and Indemnity....52
         Section 8.08      Disqualification; Conflicting Interests...............................................52
         Section 8.09      Corporate Indenture Trustee Required; Eligibility.....................................52
         Section 8.10      Resignation and Removal; Appointment of Successor.....................................53
         Section 8.11      Acceptance of Appointment by Successor................................................54
         Section 8.12      Merger, Conversion, Consolidation or Succession to Business...........................55
         Section 8.13      Preferential Collection of Claims Against Issuer......................................55
         Section 8.14      Appointment of Authenticating Agent...................................................55
         Section 8.15      Tax Returns...........................................................................56
         Section 8.16      Representations and Covenants of the Indenture Trustee................................57
         Section 8.17      Custody of the Collateral.............................................................57
         Section 8.18      Appointment of Co-Indenture Trustee or Separate Indenture Trustee.....................58

ARTICLE IX NOTEHOLDERS' MEETINGS, LISTS, REPORTS BY INDENTURE TRUSTEE, ISSUER AND MASTER OWNER TRUST
         BENEFICIARY.............................................................................................59
         Section 9.01      Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer
                           will furnish or cause to be furnished to the Indenture Trustee........................59
         Section 9.02      Preservation of Information; Communications to Noteholders............................59
         Section 9.03      Reports by Indenture Trustee..........................................................60
         Section 9.04      Meetings of Noteholders; Amendments and Waivers.......................................61
         Section 9.05      Reports by Issuer to the Commission...................................................62
         Section 9.06      Reports by Indenture Trustee..........................................................63
         Section 9.07      Monthly Noteholders' Statement........................................................63
         Section 9.08      Payment Instruction to Master Trust...................................................63

ARTICLE X INDENTURE SUPPLEMENTS; AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AND AMENDMENTS TO THE
         TRUST AGREEMENT.........................................................................................63
         Section 10.01     Supplemental Indentures Without Consent of Noteholders................................63
         Section 10.02     Supplemental Indentures with Consent of Noteholders...................................65
         Section 10.03     Execution of Indenture Supplements....................................................66
         Section 10.04     Effect of Indenture Supplements.......................................................66
         Section 10.05     Conformity with Trust Indenture Act...................................................66
         Section 10.06     Reference in Notes to Indenture Supplements...........................................66
         Section 10.07     Amendments to the Pooling and Servicing Agreement.....................................67
         Section 10.08     Amendments to the Master Owner Trust Agreement........................................67
         Section 10.09     Notice................................................................................67
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ARTICLE XI REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER AND THE PAYING AGENT..........................68
         Section 11.01     Payment of Principal and Interest.....................................................68
         Section 11.02     Maintenance of Office or Agency.......................................................68
         Section 11.03     Money for Note Payments to be Held in Trust...........................................68
         Section 11.04     Statement as to Compliance............................................................70
         Section 11.05     Legal Existence.......................................................................70
         Section 11.06     Further Instruments and Acts..........................................................70
         Section 11.07     Compliance with Laws..................................................................70
         Section 11.08     Notice of Events of Default...........................................................70
         Section 11.09     Certain Negative Covenants............................................................70
         Section 11.10     No Other Business.....................................................................71
         Section 11.11     No Borrowing..........................................................................71
         Section 11.12     Rule 144A Information.................................................................71
         Section 11.13     Performance of Obligations............................................................71
         Section 11.14     Issuer May Consolidate, Etc., Only on Certain Terms...................................72
         Section 11.15     Successor Substituted.................................................................74
         Section 11.16     Guarantees, Loans, Advances and Other Liabilities.....................................74
         Section 11.17     Capital Expenditures..................................................................75
         Section 11.18     Restricted Payments...................................................................75
         Section 11.19     Representations and Warranties as to the Security Interest of the Indenture Trustee
                           in the Collateral Certificate.........................................................75
         Section 11.20     Derivative Instruments................................................................76
         Section 11.21     Derivative Financial Instruments......................................................76

ARTICLE XII EARLY REDEMPTION OF NOTES............................................................................76
         Section 12.01     Applicability of Article..............................................................76
         Section 12.02     Notice................................................................................77

ARTICLE XIII COLLATERAL..........................................................................................77
         Section 13.01     Recording, Etc........................................................................77
         Section 13.02     Trust Indenture Act Requirements......................................................79
         Section 13.03     Suits To Protect the Collateral.......................................................79
         Section 13.04     Purchaser Protected...................................................................79
         Section 13.05     Powers Exercisable by Receiver or Trustee.............................................79
         Section 13.06     Determinations Relating to Collateral.................................................80
         Section 13.07     Release of Collateral.................................................................80
         Section 13.08     Certain Actions by Indenture Trustee..................................................81
         Section 13.09     Opinions as to Collateral.............................................................81
         Section 13.10     Delegation of Duties..................................................................81

ARTICLE XIV MISCELLANEOUS........................................................................................81
         Section 14.01     No Petition...........................................................................81
         Section 14.02     Master Owner Trust Obligations........................................................82
         Section 14.03     Limitations on Liability..............................................................82
         Section 14.04     Tax Treatment.........................................................................82
         Section 14.05     Actions Taken by the Issuer...........................................................83
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         Section 14.06     Alternate Payment Provisions..........................................................83
         Section 14.07     Termination of Issuer.................................................................83
         Section 14.08     Final Distribution....................................................................83
         Section 14.09     Termination Distributions.............................................................84
         Section 14.10     Enhancement Provider as Third-Party Beneficiary.......................................84
         Section 14.11     Limitation of Confidentiality.........................................................84
         Section 14.12     Subordination.........................................................................84

                                       vi
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EXHIBITS
EXHIBIT A           [FORM OF] PAYMENT INSTRUCTIONS
EXHIBIT B           [FORM OF] MONTHLY NOTEHOLDERS' STATEMENT
EXHIBIT C           [FORM OF] INVESTMENT LETTER
EXHIBIT D-1         [FORM OF] CLEARANCE SYSTEM CERTIFICATE TO BE GIVEN TO THE
                    TRUSTEE BY EUROCLEAR OR CLEARSTREAM, LUXEMBOURG FOR DELIVERY
                    OF DEFINITIVE NOTES IN EXCHANGE FOR A PORTION OF A TEMPORARY
                    GLOBAL NOTE
EXHIBIT D-2         [FORM OF] CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR
                    CLEARSTREAM, LUXEMBOURG WITH RESPECT TO REGISTERED NOTES
                    SOLD TO QUALIFIED INSTITUTIONAL BUYERS
EXHIBIT D-3         [FORM OF] CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR
                    CLEARSTREAM, LUXEMBOURG BY A BENEFICIAL OWNER OF NOTES,
                    OTHER THAN A QUALIFIED INSTITUTIONAL BUYER

                                       vii
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          THIS INDENTURE between NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER
TRUST, a statutory business trust organized under the laws of the State of Delaware (the "ISSUER"), having its principal office at 500 Stanton Christiana Road, OPS4/3rd Flr., Newark, Delaware 19713, and The Bank of New York, a New York banking corporation, in its capacity as Indenture Trustee (the "INDENTURE Trustee"), is made and entered into as of [ ], 200_.

                             RECITALS OF THE ISSUER

          The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its Notes to be issued in one or more fully registered or bearer series or classes. All things necessary to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

                                 GRANTING CLAUSE

          The Issuer hereby grants to the Indenture Trustee for the benefit and security of (a) the Noteholders, (b) each Enhancement Provider to an Enhancement Agreement entered into in connection with issuance of a class of Notes that expressly states that such Enhancement Provider is entitled to the benefit of the Collateral and (c) the Indenture Trustee, in its individual capacity (each, a "SECURED PARTY"), a security interest in all of its right, title and interest, whether now owned or hereafter acquired, in and to:

               1. the Collateral Certificate and all amounts distributable in respect thereof pursuant to the Pooling and Servicing Agreement;

               2.   the Accounts;

               3. all Eligible Investments and all investment property, instruments, money and other property held in or through the Deposit Account, any Supplemental Account or any Sub-Account thereof;

               4. all rights, benefits and powers under any Enhancement Agreement relating to any class of Notes;

               5. all rights of enforcement against any of the representations and warranties made by the Master Owner Trust Beneficiary pursuant to the Master Owner Trust Agreement;

               6. all present and future claims, demands, causes of and choses in action in respect of any of the foregoing and all interest, principal, payments and distributions of any nature or type on any of the foregoing;

               7. all accounts, general intangibles, chattel paper, instruments, documents, goods, money, investment property, deposit accounts, certificates of deposit, letters of credit, letter-of-credit rights and advices of credit consisting of, arising from, or relating to any of the foregoing;

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               8.   all proceeds of any derivative contracts between the Issuer and a counterparty, as described in any Indenture Supplement; and

               9.   all proceeds of the foregoing.

          The collateral described above is referred to as the "COLLATERAL." The Security Interest in the Collateral is granted to secure the Notes (and, to the extent specified in the applicable Indenture Supplement or Enhancement Agreement, the obligations under any applicable Enhancement Agreements) equally and ratably without prejudice, priority or distinction between any Note and any other Note by reason of difference in time of issuance or otherwise, except as otherwise expressly provided in this Indenture or in the Indenture Supplement which establishes any class of Notes, and to secure (i) the payment of all amounts due on such Notes (and, to the extent so specified, the obligations under any applicable Enhancement Agreements) in accordance with their terms,
(ii) the payment of all other sums payable by the Issuer under this Indenture or any Indenture Supplement and (iii) compliance by the Issuer with the provisions of this Indenture or any Indenture Supplement. This Indenture is a security agreement within the meaning of the UCC.

          The Indenture Trustee acknowledges the grant of such Security Interest, and accepts the Collateral in trust hereunder in accordance with the provisions hereof and agrees to perform the duties herein to the end that the interests of the Secured Parties may be adequately and effectively protected.

          Particular Notes and Enhancement Agreements will benefit from the Security Interest to the extent (and only to the extent) proceeds of and distributions on the Collateral are allocated for their benefit pursuant to this Indenture and the applicable Indenture Supplement.

                            AGREEMENTS OF THE PARTIES

          To set forth or to provide for the establishment of the terms and conditions upon which the Notes are and are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Notes by the Holders thereof, it is mutually agreed as follows, for the equal and proportionate benefit of all Holders of the Notes or of a series or class thereof, as the case may be:

                                LIMITED RECOURSE

          The obligation of the Issuer to make payments of principal, interest and other amounts on the Notes and to make payments on Enhancement Agreements is limited in recourse as set forth in SECTION 7.10.

                                    ARTICLE I
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          Section 1.01 DEFINITIONS. For all purposes of this Indenture and of any Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

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               1.   the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

               2. all other terms used herein which are defined in the Trust Indenture Act or by Commission rule under the Trust Indenture Act or in the Series Supplement, either directly or by reference therein, have the meanings assigned to them therein;

               3. all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

               4. all references in this Indenture to designated "ARTICLES," "SECTIONS" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture as originally executed. The words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

               5. if any term or provision contained in an Indenture Supplement for a series of Notes shall conflict with or be inconsistent with any term or provision in this Indenture, the terms and provisions of such Indenture Supplement shall control in respect of such series of Notes;

               6. "INCLUDING" and words of similar import will be deemed to be followed by "WITHOUT LIMITATION."

          "ACCOUNTS" means, collectively, the Deposit Account and any Supplemental Account, in each case including any Sub-Accounts therein.

          "ACT" when used with respect to any Noteholder, is defined in SECTION 1.04(a).

          "ACTION" when used with respect to any Noteholder, is defined in
SECTION 1.04(a).

          "ADMINISTRATION AGREEMENT" means the Administration Agreement dated as of __ _, 200_, among the Administrator, the Issuer and the Indenture Trustee.

          "ADMINISTRATOR" means Navistar Financial Corporation, a Delaware corporation, or any successor Administrator under the Administration Agreement.

          "AFFILIATE" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

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          "APPLICABLE INVESTMENT CATEGORY" with respect to any series or class of Notes, has the meaning assigned in the related Indenture Supplement.

          "AUTHENTICATING AGENT" means any Person authorized by the Indenture Trustee to authenticate Notes under SECTION 8.14.

          "AUTHORIZED NEWSPAPER" has the meaning assigned in the Pooling and Servicing Agreement.

          "BEARER NOTE" means a Note in bearer form.

          "BUSINESS DAY" has the meaning assigned in the Pooling and Servicing Agreement.

          "CALCULATION DAY" has the meaning assigned in the Pooling and Servicing Agreement.

          "CERTIFICATE OF TRUST" means the certificate of trust substantially in the form of EXHIBIT B to the Master Owner Trust Agreement.

          "CERTIFICATE RATING AGENCY" or "CERTIFICATE RATING AGENCIES" means, with respect to any outstanding series of Investor Certificates, any nationally recognized statistical rating organization then maintaining a rating on such series at the Issuer's request.

          "CERTIFICATE RATING AGENCY CONDITION" means, with respect to any outstanding series of Investor Certificates, that each Certificate Rating Agency shall have notified the Seller, Servicer and Master Trust Trustee in writing that such action will not result in a reduction or withdrawal of the rating of such series.

          "CERTIFICATE REGISTRAR" means, the certificate registrar appointed pursuant to SECTION 3.4 of the Trust Agreement, and initially JPMorgan Chase Bank.

          "CLASS" means, with respect to any Note, the class designated for such
Note in the applicable Indenture Supplement.

          "COLLATERAL" has the meaning assigned in the Granting Clause.

          "COLLATERAL AMOUNT" means, for any series of Notes, the amount specified in the related Indenture Supplement.

          "COLLATERAL CERTIFICATE" means the Investor Certificate issued by the Master Trust to the Issuer and registered in the name of the Indenture Trustee for the benefit of the Noteholders.

          "COLLECTIONS ACCOUNT" has the meaning assigned in the Pooling and Servicing Agreement.

          "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted and created under the Securities Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

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          "DEALER NOTES" has the meaning assigned in the Pooling and Servicing
Agreement.

          "DEFINITIVE NOTES" means Notes of a series or class issued in fully registered, certificate form to Noteholders or their nominees.

          "DEPOSIT ACCOUNT" has the meaning assigned in SECTION 4.02(a).

          "DEPOSITORY" means a U.S. Depository or a Foreign Depository, as the case may be.

          "DETERMINATION DATE" has the meaning assigned in the Pooling and Servicing Agreement.

          "DISCOUNT NOTE" means a Note that provides for an amount less than the Stated Principal Amount (but not less than the Initial Principal Amount) thereof to be due and payable upon the occurrence of an Early Redemption Event or other optional or mandatory redemption or the occurrence of an Event of Default and the acceleration of such Note, in each case before the Expected Principal Payment Date of the applicable Note.

          "DISTRIBUTION PERIOD" has the meaning assigned in the Pooling and Servicing Agreement.

          "DOLLAR" means (a) United States dollars or (b) denominated in United States dollars.

          "DUE PERIOD" has the meaning assigned in the Pooling and Servicing Agreement.

          "EARLY REDEMPTION EVENT" has the meaning assigned in SECTION 12.01.

          "EARLY AMORTIZATION EVENT" has the meaning assigned in the Pooling and Servicing Agreement.

          "EFFECTIVE DATE" means the date on which this Indenture is executed and delivered by the parties hereto.

          "ELIGIBLE DEPOSIT ACCOUNT" has the meaning assigned in the Pooling and Servicing Agreement.

          "ELIGIBLE INSTITUTION" has the meaning assigned in the Pooling and Servicing Agreement.

          "ELIGIBLE INVESTMENTS" has the meaning assigned in the Pooling and Servicing Agreement.

          "ENHANCEMENT AGREEMENT" has the meaning assigned in the Pooling and Servicing Agreement.

          "ENHANCEMENT PROVIDER" has the meaning assigned in the Pooling and Servicing Agreement.

          "ENTITY" means any Person other than an individual or government (including any agency or political subdivision thereof).

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          "ERISA" means the Employee Retirement Income Security Act of 1974, as
the same may be amended from time to time.

          "EVENT OF DEFAULT" has the meaning assigned in SECTION 7.01.

          "EXCESS AVAILABLE INTEREST AMOUNTS" for any series of Notes, has the meaning assigned to it in the related Indenture Supplement.

          "EXCESS AVAILABLE PRINCIPAL AMOUNTS" for any series of Notes, has the meaning assigned to it in the related Indenture Supplement.

          "EXCESS FUNDING ACCOUNT" has the meaning assigned in the Pooling and Servicing Agreement.

          "EXCHANGE DATE" means, with respect to any class of Notes, the latest of:

               (a) in the case of exchanges of beneficial interests in Temporary Global Notes for beneficial interests in Permanent Global Notes in registered form, any date that is after the related issuance date;

               (b) in the case of exchanges of beneficial interests in Temporary Global Notes for beneficial interests in Permanent Global Notes in bearer form, the date of presentation of certification of non-United States beneficial ownership (as described in SECTION 2.05); and

               (c) the earliest date on which such an exchange of a beneficial interest in a Temporary Global Note for a beneficial interest in a Permanent Global Note is permitted by applicable law.

          "EXPECTED PRINCIPAL PAYMENT DATE" means, with respect to any series or class of Notes, the date specified in the Indenture Supplement for such series or class of Notes as such.

          "FEDERAL BANKRUPTCY CODE" means Title 11 of the United States Code, as amended from time to time.

          "FINANCED VEHICLE" has the meaning assigned in the Pooling and Servicing Agreement.

          "FOREIGN CURRENCY" means (a) a currency other than Dollars or (b) denominated in a currency other than Dollars.

          "FOREIGN DEPOSITORY" means the Person specified in the applicable Indenture Supplement, in its capacity as depository for the accounts of any clearing agencies located outside the United States.

          "GLOBAL NOTE" means any Note issued pursuant to SECTION 2.04.

          "HOLDER" when used with respect to any Note, means a Noteholder.

          "INDENTURE" or "THIS INDENTURE" means this Indenture as originally executed and as amended, supplemented, restated or otherwise modified from time to time by one or more

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Indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and will include the terms of particular series or classes of Notes created as contemplated by SECTION 3.01.

          "INDENTURE SUPPLEMENT" means, with respect to any series of Notes, a supplement to this Indenture, executed and delivered in conjunction with the issuance of such Notes pursuant to SECTION 10.01, together with any applicable terms document related to such Indenture Supplement and any amendment to the Indenture Supplement executed pursuant to SECTION 10.01 or 10.02, and, in either case, including all amendments thereof and supplements thereto.

          "INDENTURE TRUSTEE" means the Person named as the Indenture Trustee in the first paragraph of this Indenture until a successor Indenture Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "INDENTURE TRUSTEE" means and includes each Person who is then an Indenture Trustee hereunder. If at any time there is more than one such Person, "INDENTURE TRUSTEE" as used with respect to the Notes of any series or class means the Indenture Trustee with respect to Notes of that series or class.

          "INDENTURE TRUSTEE AUTHORIZED OFFICER" when used with respect to the Indenture Trustee, means any vice president, any assistant vice president, the treasurer, any assistant treasurer, any senior trust officer or trust officer, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION" has the meaning assigned in SECTION 2.02.

          "INDENTURE TRUSTEE CORPORATE TRUST OFFICE" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business will be principally administered, which office at the date hereof is located at The Bank of New York, 101 Barclay Street, Floor 8W, New York, New York, 10286, Attn: Corporate Trust ABS Unit.

          INDEPENDENT: When used with respect to any specified Person, that the Person (i) is in fact independent of the Master Trust, the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Master Trust, the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Master Trust, the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          INDEPENDENT CERTIFICATE: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of SECTION 1.02 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Certificate and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" and that the signer is Independent within the meaning thereof.

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          "INITIAL MASTER OWNER TRUST AGREEMENT" means the Master Owner Trust
Agreement as of ___ __, 200_, between the Seller and the Master Owner Trust Trustee.

          "INITIAL PRINCIPAL AMOUNT" means (a) unless otherwise specified in the applicable Indenture Supplement, with respect to classes of Dollar Interest-Bearing Notes, the aggregate initial principal amount of the Outstanding Notes of such class, and (b) with respect to classes of Discount Notes and foreign currency Notes, the amount specified in the applicable Indenture Supplement as the Initial Principal Amount thereof.

          "INSURANCE PROCEEDS" has the meaning assigned in the Pooling and Servicing Agreement.

          "INTEREST-BEARING NOTE" means a Note that bears interest at a stated or computed rate on the principal amount thereof. A Note may be both an Interest-Bearing Note and a Discount Note.

          "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time.

          "INTERNATIONAL" means International Truck & Engine Corporation, a Delaware corporation.

          "INVESTMENT EVENT" has the meaning assigned in the Pooling and Servicing Agreement.

          "INVESTOR CERTIFICATES" has the meaning assigned in the Pooling and Servicing Agreement.

          "INVESTOR CERTIFICATEHOLDER" has the meaning assigned the Pooling and Servicing Agreement.

          "INVESTOR INTEREST" means, with respect to an Investor Certificate, the interest in the Master Trust evidenced by such Investor Certificate.

          "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

          "ISSUER" has the meaning assigned in the first paragraph of this Indenture.

          "ISSUER AUTHORIZED OFFICER" means (a) an authorized signatory of the Master Owner Trust Trustee, (b) the chairman or vice-chairman of the board of directors, chairman or vice-chairman of the executive committee of the board of directors, the president, any vice-president, the secretary, any assistant secretary, the treasurer, or any assistant treasurer, in each case of the Master Owner Trust Beneficiary, or any other officer or employee of the Master Owner Trust Beneficiary who is authorized to act on behalf of the Issuer or (c) so long as the Administration Agreement is in effect, any vice president or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Issuer Authorized Officers delivered by the Administrator to the Indenture Trustee as such list may be modified or supplemented from time to time.

          "ISSUER CERTIFICATE" means a certificate (including an Officer's Certificate) signed in the name of an Issuer Authorized Officer, or the Issuer by an Issuer Authorized Officer, and in each case delivered to the Indenture Trustee relating to, among other things, the issuance of a new class of Notes. Wherever this Indenture requires that an Issuer Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Master Owner Trust Beneficiary.

          "ISSUER DOCUMENTS" means the Administration Agreement and any amendments or supplements thereto, the Indenture and any amendments or supplements thereto, the Pooling and Servicing Agreement and any amendments or supplements thereto and the Master Owner Trust Agreement and any amendments or supplements thereto.

          "LEGAL FINAL MATURITY DATE" means, with respect to a series or class of Notes, the date specified in the Indenture Supplement for such series or class of Note as such.

          "LIEN" has the meaning assigned in the Pooling and Servicing
Agreement.

          "MAJORITY HOLDERS" means, with respect to any series or class of Notes or all Outstanding Notes, the Holders of a majority in Outstanding Principal Amount of the Outstanding Notes of that series or class or of all Outstanding Notes, as the case may be.

          "MASTER OWNER TRUST" means Navistar Financial Dealer Note Master Owner Trust.

          "MASTER OWNER TRUST AGREEMENT" means the Master Owner Trust Agreement, dated as of [ ], 200_, between the Seller, as Master Owner Trust Beneficiary, and Chase Manhattan Bank USA, National Association, as Master Owner Trust Trustee, as amended, supplemented or restated from time to time.

          "MASTER OWNER TRUST BENEFICIARY" has the meaning assigned in SECTION
3.1 of the Master Owner Trust Agreement.

          "MASTER OWNER TRUST CERTIFICATES" means any of the certificates issued by the Master Owner Trust pursuant to the Master Owner Trust Agreement as amended from time to time.

          "MASTER OWNER TRUST CERTIFICATEHOLDERS" means any holder of the Master Owner Trust Certificates.

          "MASTER OWNER TRUST ESTATE" has the meaning assigned in the Master Owner Trust Agreement.

          "MASTER OWNER TRUST OPINION OF COUNSEL" means a written opinion of counsel acceptable to the Indenture Trustee, who may, without limitation, and except as otherwise expressly provided in this Indenture, be an employee of or of counsel to the Issuer, the Master Owner Trust Beneficiary or any of their Affiliates.

          "MASTER OWNER TRUST TRUSTEE" means Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Master Owner Trust Trustee of the Issuer, and each of its successors and assigns.

          "MASTER OWNER TRUST TRUSTEE AUTHORIZED OFFICER" when used with respect to the Master Owner Trust Trustee, means any vice president, any assistant vice president, the treasurer, any assistant treasurer, any senior trust officer or trust officer, or any other officer of the Master Owner Trust Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "MASTER OWNER TRUST TRUSTEE CORPORATE TRUST OFFICE" means the principal office of the Master Owner Trust Trustee at which at any particular time its corporate trust business will be principally administered, which office at the date hereof is located at Chase Manhattan Bank USA, National Association, c/o JPMorgan Chase Bank, 500 Stanton Christiana Road, OPS4/3rd Flr., Newark, Delaware 19713, Attn: Institutional Trust Services.

          "MASTER OWNER TRUST TAX OPINION" means, with respect to any action, an opinion of counsel to the effect that, for federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of any Outstanding series or class of Notes that were characterized as debt at the time of their issuance, (b) following such action the Issuer will not be treated as an association (or publicly traded partnership) taxable as a corporation, (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Holder of any such Notes, and (d) except as otherwise provided in the related Indenture Supplement, where such action is the issuance of a series or class of Notes, following such action such series or class of Notes will be properly characterized as debt.

          "MASTER TRUST" means Navistar Financial Dealer Note Master Trust, an Illinois common law trust.

          "MASTER TRUST TRUSTEE" has the meaning assigned in the Pooling and Servicing Agreement.

          "MASTER TRUST TAX OPINION" shall mean "Tax Opinion" as defined in the Pooling and Servicing Agreement.

          "MONTHLY NOTEHOLDERS' STATEMENT" means a report substantially in the form of EXHIBIT B, as the same may be supplemented as set forth in the related Indenture Supplement.

          "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

          "NAVISTAR FINANCIAL" means Navistar Financial Corporation, a Delaware corporation, and its successors and permitted assigns.

          "NAVISTAR FINANCIAL SECURITIES CORPORATION" means Navistar Financial Securities Corporation, a Delaware corporation, and its successors and permitted assigns.

          "NFSC" has the meaning assigned in the Pooling and Servicing
Agreement.

          "NFSC CERTIFICATE" has the meaning assigned in the Pooling and Servicing Agreement.

          "NOMINAL LIQUIDATION AMOUNT" means, with respect to any Outstanding class of Notes, an amount determined in accordance with the applicable Indenture Supplement.

          "NON-PERFORMING" with respect to a Enhancement Agreement, means not Performing.

          "NOTE" or "NOTES" means any note or notes of any series or class authenticated and delivered from time to time under this Indenture.

          "NOTE OWNER" means the beneficial owner of an interest in a Global
Note.

          "NOTE RATING AGENCY" or "NOTE RATING AGENCIES" means, with respect to any Outstanding series of Notes, any nationally recognized statistical rating organization then maintaining a rating on such series at the Seller's request.

          "NOTE RATING AGENCY CONDITION" means, with respect to any Outstanding series of Notes, that each Note Rating Agency shall have notified the Seller, Servicer and Master Owner Trust Trustee in writing that such action will not result in a reduction or withdrawal of the rating of such series.

          "NOTE RECORD DATE" means, if the Notes are in book-entry form and with respect to payment of the Notes, the day before the related Transfer Date. If the Notes are in definitive form, the record date for a Transfer Date will be the last day of the calendar month ending prior to that Transfer Date.

          "NOTE REGISTER" has the meaning assigned in SECTION 3.05.

          "NOTE REGISTRAR" means the Person who keeps the Note Register specified in SECTION 3.05.

          "NOTEHOLDER" means a Person in whose name a Note is registered in the Note Register or the bearer of any Bearer Note (including a Global Note in bearer form), as the case may be.

          "NOTEHOLDER ALLOCATED DEALER NOTE LOSSES" has the meaning assigned it in the Series Supplement.

          "NOTEHOLDER AVAILABLE INTEREST AMOUNTS" has the meaning assigned it in the Series Supplement.

          "NOTEHOLDER AVAILABLE PRINCIPAL AMOUNTS" has the meaning assigned it in the Series Supplement.

          "OFFICER'S CERTIFICATE" means a certificate signed by the Master Owner Trust Beneficiary or the Master Owner Trust Trustee and delivered to the Indenture Trustee. Wherever this Indenture requires that an Officer's Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Master Owner Trust Beneficiary.

          "OTHER ASSETS" has the meaning assigned in SECTION 14.12.

          "OUTSTANDING" when used with respect to a Note or with respect to Notes of any series or class means, as of the date of determination, all such Notes theretofore authenticated and delivered under this Indenture, except:

               (a) any Notes theretofore canceled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation pursuant to SECTION 3.09;

               (b) any Notes which are deemed to have been paid in full pursuant to SECTION 5.04; and

               (c) any such Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, or which will have been paid pursuant to the terms of SECTION 3.06 (except with respect to any such Note as to which proof satisfactory to the Indenture Trustee is presented that such Note is held by a person in whose hands such Note is a legal, valid and binding obligation of the Issuer).

For purposes of determining the amounts of deposits, allocations, reallocations or payments to be made, unless the context clearly requires otherwise, references to "NOTES" will be deemed to be references to "OUTSTANDING NOTES." In determining whether the Holders of the requisite principal amount of such Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, and for purposes of SECTION 9.04, Notes beneficially owned by the Issuer or NFSC or any Affiliate of the Issuer or NFSC will be disregarded and deemed not to be Outstanding. In determining whether the Indenture Trustee will be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which an Indenture Trustee Authorized Officer knows to be owned by the Issuer or NFSC or any Affiliate of the Issuer or NFSC will be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee creates to the satisfaction of the Indenture Trustee the pledgee's right to act as owner with respect to such Notes and that the pledgee is not the Issuer, NFSC or any other obligor upon the Notes or any Affiliate of the Issuer, NFSC or such other obligor.

          "OUTSTANDING PRINCIPAL AMOUNT" means at any time, (a) with respect to any series or class of non-Discount Notes, the aggregate Initial Principal Amount of the Outstanding Notes of such series or class at such time, less the amount of any withdrawals from the principal funding account or principal funding Sub-Account for such class of Notes for payment of principal to the Holders of such series or class or to the applicable Enhancement Provider pursuant to the related Indenture Supplement, and with respect to any series or class of Discount Notes, an amount of the Outstanding Notes of such series or class calculated by reference to the applicable formula set forth in the applicable Indenture Supplement, taking into account the amount and timing of payments of principal made to the Holders of such series or class or to the applicable Enhancement Provider and accretions of principal, each pursuant to the related Indenture Supplement.

          "OVERCOLLATERALIZATION AMOUNT" has, with respect to any series of Notes, the meaning specified in the related Indenture Supplement.

          "PAYING AGENT" means any Person authorized by the Issuer to pay the principal of or interest on any Notes on behalf of the Issuer, which shall initially be the Indenture Trustee.

          "PAYMENT DATE" has the meaning assigned, with respect to any series of Notes, in such series' related Indenture Supplement.

          "PAYMENT INSTRUCTION" means an instruction substantially in the form of EXHIBIT A, or such other form as the Issuer may determine, as the same may be supplemented as set forth in the related Indenture Supplement.

          "PERFORMING" means, with respect to any Enhancement Agreement, no payment default or repudiation of performance by a Enhancement Provider has occurred, and such Enhancement Agreement has not been terminated.

          "PERMANENT GLOBAL NOTE" has the meaning assigned in SECTION 2.05.

          "PERSON" has the meaning assigned in the Pooling and Servicing Agreement.

          "PLACE OF PAYMENT" means, with respect to any class of Notes, the city or political subdivision so designated with respect to such class of Notes in accordance with the provisions of SECTION 3.01.

          "POOLING AND SERVICING AGREEMENT" means the Amended and Restated Pooling and Servicing Agreement, dated as of June 8, 1995, between Navistar Financial Securities Corporation, as Seller, Navistar Financial Corporation, as Servicer, JPMorgan Chase Bank, as 1990 trust trustee, and The Bank of New York, as Master Trust Trustee, as amended, restated and supplemented from time to time.

          "PREDECESSOR NOTES" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under SECTION 3.06 in lieu of a mutilated, lost, destroyed or stolen Note will be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

          "PRINCIPAL COLLECTIONS" has the meaning assigned in the Pooling and Servicing Agreement.

          "PURCHASE AGREEMENT" has the meaning assigned in the Pooling and Servicing Agreement.

          "RECEIPTS" has the meaning assigned in SECTION 4.01.

          "REGISTERED NOTE" means a Note issued in registered form.

          "REGISTERED NOTEHOLDER" means a holder of a Registered Note.

          "REQUIRED SELLER'S INVESTED AMOUNT" means, for any series of Notes the amount specified as such in the Indenture Supplement for that series.

          "SECURED PARTY" has the meaning assigned in the Granting Clause.

          "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

          "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

          "SECURITYHOLDERS" means the Master Owner Trust Certificateholders and the Noteholders.

          "SECURITY INTEREST" means the security interest granted pursuant to the Granting Clause.

          "SELLER" means NFSC.

          "SELLER'S CERTIFICATES" means the NFSC Certificate and any Supplemental Certificate.

          "SENIOR CLASS" with respect to a class of Notes of any series, has the meaning specified in the related Indenture Supplement.

          "SERIES" means, with respect to any Note, the series specified in the applicable Indenture Supplement.

          "SERIES AVAILABLE INTEREST AMOUNTS" for any series of Notes, has the meaning assigned to it in the related Indenture Supplement.

          "SERIES AVAILABLE INTEREST AMOUNTS SHORTFALL" for any series of Notes, has the meaning assigned to it in the related Indenture Supplement.

          "SERIES AVAILABLE PRINCIPAL AMOUNTS" for any series of Notes, has the meaning assigned to it in the related Indenture Supplement.

          "SERIES AVAILABLE PRINCIPAL AMOUNTS SHORTFALL" for any series of Notes, has the meaning assigned to it in the related Indenture Supplement.

          "SERIES SUPPLEMENT" means the supplement to the Pooling and Servicing Agreement that provided for the issuance of the Collateral Certificate.

          "SERVICER" has the meaning assigned in the Pooling and Servicing Agreement.

          "SERVICER TERMINATION EVENT" has the meaning specified in the Pooling and Servicing Agreement.

          "SERVICING FEE" has the meaning specified in the Pooling and Servicing Agreement.

          "SHARED PRINCIPAL COLLECTIONS" has the meaning assigned in SECTION
5.02.

          "STANDARD & POOR's" means Standard & Poor's Ratings Services or any successor thereto.

          "STATED PRINCIPAL AMOUNT" with respect to any Note, has the meaning specified in the related Indenture Supplement.

          "STATUTORY TRUST STATUTE" means Chapter 38 of Title 12 of the Delaware Code, 12 DEL. CODE Section 3801 et seq., as the same may be amended from time to time.

          "SUB-ACCOUNT" means each portion of an Account designated as such pursuant to this Indenture or the related Indenture Supplement.

          "SUBORDINATED CLASS" with respect to a class of Notes of any series, has the meaning specified in the related Indenture Supplement.

          "SUBORDINATED NOTES" means Notes of a subordinated class of a series.

          "SUPPLEMENTAL ACCOUNTS" means the trust account or accounts designated as such and established pursuant to SECTION 4.02(a).

          "SUPPLEMENTAL CERTIFICATE" has the meaning assigned in the Pooling and Servicing Agreement.

          "TAX OPINION" means a Master Owner Trust Tax Opinion, Master Trust Tax Opinion, or both, as applicable.

          "TEMPORARY GLOBAL NOTE" has the meaning assigned in SECTION 2.05.

          "TRANSFER DATE" has the meaning assigned in the Pooling and Servicing Agreement.

          "TREASURY REGULATIONS" means the regulations, including proposed or temporary regulations, promulgated under the Internal Revenue Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

          "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this Indenture was executed except as provided in SECTION 10.05.

          "UCC" has the meaning assigned in the Pooling and Servicing Agreement.

          "U.S. DEPOSITORY" means, unless otherwise specified by the Issuer pursuant to either SECTION 2.04, 2.06, or 3.01, with respect to Notes of any class issuable or issued as Global Notes within the United States, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Securities Exchange Act, or other applicable statute regulation.

          Section 1.02   COMPLIANCE CERTIFICATES AND OPINIONS.

               (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer will furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this

Indenture relating to the proposed action have been complied with, (ii) a Master Owner Trust Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, and (iii) if required by the Trust Indenture Act an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of Section 1.02, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. The Indenture Trustee may rely, as to authorization by the Issuer of any class of Notes, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Master Owner Trust Opinion of Counsel and the other documents delivered pursuant to Section 3.10 and this Section, as applicable, in connection with the first authentication of Notes of such class. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for the written statement required by SECTION 11.04) will include:

                    (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                    (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (iii) a statement that such individual has made such examination or investigation as is necessary to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

               (b) (i)Prior to the deposit with the Indenture Trustee of any Collateral or other property or securities that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 1.02(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within 60 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

                    (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in CLAUSE
          (b)(i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such deposits made on the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (b)(i) above and this clause (b)(ii), is 10% or more of the Outstanding Principal Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Principal Amount of the Notes.

               (c) Notwithstanding SECTION 2.9 or any other provision of this
SECTION 1.02, the Issuer may (A) make cash payments out of the Accounts as and to the extent permitted or required by the Issuer Documents and (B) take any other action not inconsistent with the TIA.

          Section 1.03 FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, one or more specified Persons, one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless the Issuer knows that the certificate or opinion or representations are erroneous. Any such certificate or opinion of, or representation by, counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, the Issuer stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations are erroneous. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Section 1.04   ACTS OF NOTEHOLDERS.

               (a) Any request, demand, authorization, direction, notice, consent, waiver or other action (collectively, "ACTION") provided by this Indenture to be given or taken by Noteholders of any series or class may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action will become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent will be sufficient for any purpose of this Indenture and (subject to SECTION 8.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit will also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Indenture Trustee deems sufficient.

               (c) (i) The ownership of Registered Notes will be proved by the Note Register.

                    (ii) The ownership of Bearer Notes or coupons will be proved by the production of such Bearer Notes or coupons or by a certificate, satisfactory to the Issuer, executed by any bank, trust company or recognized securities dealer, wherever situated, satisfactory to the Issuer. Each such certificate will be dated and will state that on the date thereof a Bearer Note or coupon bearing a specified serial number was deposited with or exhibited to such bank, trust company or recognized securities dealer by the Person named in such certificate. Any such certificate may be issued in respect of one or more Bearer Notes or coupons specified therein. The holding by the Person named in any such certificate of any Bearer Note specified therein will be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (A) another certificate bearing a later date issued in respect of the same Bearer Note or coupon produced, (B) the Bearer Note or coupon specified in such certificate is produced by some other Person or (C) the Bearer Note or coupon specified in such certificate has ceased to be Outstanding.

               (d) If the Issuer will solicit from the Holders any action, the Issuer may, at its option, by an Officer's Certificate, fix in advance a record date for the determination of Holders entitled to give such action, but the Issuer will have no obligation to do so. If the Issuer does not so fix a record date, such record date will be the later of thirty (30) days before the first solicitation of such action or the date of the most recent list of Noteholders furnished to the Indenture Trustee pursuant to SECTION 9.01 before such solicitation. Such action may be given before or after the record date, but only the Holders of record at the close of business on the record date will be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Notes Outstanding have authorized or agreed or consented to such action, and for that purpose the Notes Outstanding will be computed as of the record date; provided that no such authorization, agreement or consent by the Holders on the record date will be deemed effective unless it will become effective pursuant to the provisions of this Indenture not later than six months after the record date.

               (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note will bind the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon whether or not notation of such action is made upon such Note.

          Section 1.05 NOTICES, ETC.All requests, demands, directions, consents, waivers, notices, authorizations and communications provided or permitted under any Issuer Document to be made upon, given or furnished to or filed with the Seller, the Servicer, the Indenture Trustee, the Issuer, the Master Owner Trust Trustee or the Note Rating Agencies shall be in writing, personally delivered, sent by facsimile with a copy to follow via first class mail, overnight mail or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt:

          1. in the case of the Seller, at the following address:

          Navistar Financial Securities Corporation
          c/o Corporation Trust Company
          1209 Orange Street
          Wilmington, Delaware 19801

          with a copy to:

          Navistar Financial Corporation
          2850 West Golf Road
          Rolling Meadows, IL 60008
          Attention: General Counsel
          Telecopy:  (847) 734-4090

          2. in the case of the Servicer, at the following address:

          Navistar Financial Corporation
          2850 West Golf Road
          Rolling Meadows, IL 60008
          Attention: General Counsel
          Telecopy:  (847) 734-4090

          3. in the case of the Indenture Trustee, at the Indenture Trustee Corporate Trust Office,

          4. in the case of the Issuer, to the Master Owner Trust Trustee Corporate Trust Office, with copies to:

          Navistar Financial Securities Corporation
          c/o Corporation Trust Company
          1209 Orange Street
          Wilmington, Delaware 19801

          with a copy to:

          Navistar Financial Corporation
          2850 West Golf Road
          Rolling Meadows, IL 60008
          Attention: General Counsel
          Telecopy:  (847) 734-4090

The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee and the Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Issuer.

          5. in the case of the Master Owner Trust Trustee, at the Master Owner Trust Trustee Corporate Trust Office, with a copy to the Administrator at:

          Navistar Financial Corporation
          2850 West Golf Road
          Rolling Meadows, IL 60008
          Attention: General Counsel
          Telecopy:  (847) 734-4090

          6. in the case of Moody's Investors Service, Inc., to:

          Moody's Investors Service, Inc.
          ABS Monitoring Department
          99 Church Street
          New York, New York 10007

          7. in the case of Standard & Poor's Ratings Services, to:

          Standard & Poor's Ratings Services
          55 Water Street
          40th Floor
          New York, NY 10041-0003
          Attention: Asset Backed Surveillance Department

or at such other address as shall be designated by such Person in a written notice to the other parties to the Issuer Documents to which they are party.

          Section 1.06   NOTICES TO NOTEHOLDERS; WAIVER TO NOTEHOLDERS

               (a) Where this Indenture, any Indenture Supplement or any Registered Note provides for notice to Registered Noteholders of any event, such notice will be sufficiently given (unless otherwise herein, in such Indenture Supplement or in such Registered Note expressly provided) if in writing and mailed, first-class postage prepaid, sent by facsimile, sent by electronic transmission or personally delivered to each Holder of Registered Note affected by such event, at such Noteholder's address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Registered Noteholders is given by mail, facsimile, electronic transmission or delivery neither the failure to mail, send by facsimile, electronic transmission or deliver such notice, nor any defect in any notice so mailed, to any particular Noteholders will affect the sufficiency of such notice with respect to other Noteholders and any notice that is mailed, sent by facsimile, electronic transmission or delivered in the manner herein provided shall conclusively have been presumed to have been duly given. Where this Indenture, any Indenture Supplement or any Registered Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Registered Noteholders will be filed with the Indenture Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               (b) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it will be impractical to mail notice of any event to any Holder of a Registered Note when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as will be satisfactory to the Indenture Trustee and the Issuer will be deemed to be a sufficient giving of such notice.

               (c) No notice will be given by mail, facsimile, electronic transmission or otherwise delivered to a Holder of Bearer Notes or coupons in bearer form. In the case of any class with respect to which any Bearer Notes are Outstanding, any notice required or permitted to be given to Holders of such Bearer Notes will be published in an Authorized Newspaper within the time period prescribed in this Indenture or the applicable Indenture Supplement.

               (d) With respect to any class of Notes, the applicable Indenture Supplement may specify different or additional means of giving notice to the Holders of the Notes of such class.

               (e) Where this Indenture provides for notice to any Note Rating Agency, failure to give such notice will not affect any other rights or obligations created hereunder and will not under any circumstance have a material adverse effect on the interests of the Noteholders.

          Section 1.07 CONFLICT WITH TRUST INDENTURE ACT. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "INCORPORATED PROVISION") included in this Indenture by operation of, Sections 3.10 to 3.18, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision will control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision will be deemed to apply to this Indenture as so modified or excluded, as the case may be.

          Section 1.08 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

          Section 1.09 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Issuer will bind its successors and assigns, whether so expressed or not. All covenants and agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents of the Indenture Trustee.

          Section 1.10 SEPARABILITY. In case any provision in this Indenture or in the Notes will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

          Section 1.11 BENEFITS OF INDENTURE. Nothing in this Indenture or in any Notes, express or implied, will give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent or Paying Agent, the Note Registrar, any Enhancement Providers (to the extent specified in the applicable Enhancement Agreement) and the Holders of Notes (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 1.12 GOVERNING LAW. THIS INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 1.13 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

          Section 1.14 INDENTURE REFERRED TO IN THE MASTER OWNER TRUST AGREEMENT. This is the Indenture referred to in the Master Owner Trust Agreement.

                                   ARTICLE II
                                   NOTE FORMS

          Section 2.01 FORMS GENERALLY. The Notes will have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or the applicable Indenture Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with applicable laws or regulations or with the rules of any securities exchange, or as may, consistently herewith, be determined by the Issuer, as evidenced by the Issuer's execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. The terms of any Notes, set forth in an exhibit to the related Indenture Supplement are part of the terms of the Indenture, as applicable to the respective series.

          The Definitive Notes will be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) or may be produced in any other manner, all as determined by the Issuer, as evidenced by the Issuer's execution of such Notes, subject, with respect to the Notes of any series or class, to the rules of any securities exchange on which such Notes are listed.

          Section 2.02 FORMS OF NOTES. Each Note will be in one of the forms approved from time to time by or pursuant to an Indenture Supplement. Before the delivery of a Note to the Indenture Trustee for authentication in any form approved by or pursuant to an Issuer Certificate, the Issuer will deliver to the Indenture Trustee the Issuer Certificate by or pursuant to which such form of Note has been approved, which Issuer Certificate will have attached thereto a true and correct copy of the form of Note which has been approved thereby or, if an Issuer Certificate authorizes a specific officer or officers of the Master Owner Trust Beneficiary to approve a form of Note, a certificate of such officer or officers approving the form of Note attached thereto. Any form of Note approved by or pursuant to an Issuer Certificate must be acceptable as to form to the Indenture Trustee, such acceptance to be evidenced by the Indenture Trustee's authentication of Notes in that form or a certificate signed by an Indenture Trustee Authorized Officer and delivered to the Issuer (the "INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION").

          Section 2.03 FORM OF INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The form of Indenture Trustee's Certificate of Authentication for any Note issued pursuant to this Indenture will be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Notes of the series or class designated therein referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK, as Indenture
                                        Trustee,

                                        By:
                                           -------------------------------------
                                          Indenture Trustee Authorized Officer

                                        Dated:

          Section 2.04   NOTES ISSUABLE IN THE FORM OF A GLOBAL NOTE.

               (a) If the Issuer establishes pursuant to SECTIONS 2.02 and 3.01 that the Notes of a particular series or class are to be issued in whole or in part in the form of one or more Global Notes, then the Issuer will execute and the Indenture Trustee or its agent will, in accordance with SECTION 3.03 and the Issuer Certificate delivered to the Indenture Trustee or its agent thereunder, authenticate and deliver, such Global Note or Notes, which, unless otherwise provided in the applicable Indenture Supplement (i) will represent, and will be denominated in an amount equal to the aggregate Stated Principal Amount (or in the case of Discount Notes, the aggregate Stated Principal Amount at the Expected Principal Payment Date of such Notes) of the Outstanding Notes of such series or class to be represented by such Global Note or Notes, or such portion thereof as the Issuer will specify in an Issuer Certificate, (ii) in the case of Registered Notes, will be registered in the name of the Depository for such Global Note or Notes or its nominee, (iii) will be delivered by the Indenture Trustee or its agent to the Depository or pursuant to the Depository's instruction, (iv) if applicable, will bear a legend substantially to the following effect: "Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein" and (v) may bear such other legend as the Issuer, upon advice of counsel, deems to be applicable.

               (b) Notwithstanding any other provisions of this SECTION 2.04 or of SECTION 3.05, and subject to the provisions of PARAGRAPH (c) below, unless the terms of a Global Note or the applicable Indenture Supplement expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a Global Note may be transferred, in whole but not in part and in the manner provided in SECTION 3.05, only to a nominee of the Depository for such Global Note, or to the Depository, or a successor Depository for such Global Note selected or approved by the Issuer, or to a nominee of such successor Depository.

               (c) With respect to Notes issued within the United States, unless otherwise specified in the applicable Indenture Supplement, or with respect to Notes issued outside the United States, if specified in the applicable Indenture
Supplement:

                    (i) If at any time the Depository for a Global Note notifies the Issuer that it is unwilling or unable to continue as Depository for such Global Note or if at any time the Depository for the Notes for such series or class ceases to be a clearing agency registered under the Securities Exchange Act, or other applicable statute or regulation, the Issuer will appoint a successor Depository with respect to such Global Note. If a successor Depository for such Global Note is not appointed by the Issuer within ninety (90) days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer will execute, and the Indenture Trustee or its agent, upon receipt of an Issuer Certificate requesting the authentication and delivery of individual Notes of such series or class in exchange for such Global Note, will authenticate and deliver, individual Notes of such series or class of like tenor and terms in an aggregate Stated Principal Amount equal to the Stated Principal Amount of the Global Note in exchange for such Global Note.

                    (ii) The Issuer may at any time and in its sole discretion determine that the Notes of any series or class or portion thereof issued or issuable in the form of one or more Global Notes will no longer be represented by such Global Note or Notes. In such event the Issuer will execute, and the Indenture Trustee, upon receipt of an Issuer request for the authentication and delivery of individual Notes of such series or class in exchange in whole or in part for such Global Note, will authenticate and deliver individual Notes of such series or class of like tenor and terms in definitive form in an aggregate Stated Principal Amount equal to the Stated Principal Amount of such Global Note or Notes representing such series or class or portion thereof in exchange for such Global Note or Notes.

                    (iii) If specified by the Issuer pursuant to SECTIONS 2.02 and 3.01 with respect to Notes issued or issuable in the form of a Global Note, the Depository for such Global Note may surrender such Global Note in exchange in whole or in part for individual Notes of such series or class of like tenor and terms in definitive form on such terms as are acceptable to the Issuer and such Depository. Thereupon the Issuer will execute, and the Indenture Trustee or its agent will authenticate and deliver, without service charge, (A) to each Person specified by such Depository a new Note or Notes of the same series or class of like tenor and terms and of any authorized denomination as requested by such Person in aggregate Stated Principal Amount equal to and in exchange for such Person's beneficial interest in the Global Note; and (B) to such Depository a new Global Note of like tenor and terms and in an authorized denomination equal to the difference, if any, between the Stated Principal Amount of the surrendered

          Global Note and the aggregate Stated Principal Amount of Notes delivered to the Holders thereof.

                    (iv) If any Event of Default has occurred with respect to such Global Notes, and Holders of Notes evidencing not less than 50% of the unpaid Outstanding Principal Amount of the Global Notes of that class advise the Indenture Trustee and the Depository that a Global
          Note is no longer in the best interest of the Noteholders, the Holders of Global Notes of that class may exchange such Notes for individual Notes.

                    (v) In any exchange provided for in any of the preceding three paragraphs, the Issuer will execute and the Indenture Trustee or its agent will authenticate and deliver individual Notes in definitive registered form in authorized denominations. Upon the exchange of the entire Stated Principal Amount of a Global Note for individual Notes, such Global Note will be canceled by the Indenture Trustee or its agent. Except as provided in the preceding paragraphs, Notes issued in exchange for a Global Note pursuant to this Section will be registered in such names and in such authorized denominations as the Depository for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, will instruct the Indenture Trustee or the Note Registrar. The Indenture Trustee or the Note Registrar will deliver such Notes to the Persons in whose names such Notes are so registered.

          Section 2.05   TEMPORARY GLOBAL NOTES AND PERMANENT GLOBAL NOTES.

               (a) If specified in the applicable Indenture Supplement for any series or class, all or any portion of a Global Note may initially be issued in the form of a single temporary global Bearer Note or global Registered Note (the "TEMPORARY GLOBAL NOTE"), without interest coupons, in the denomination of the entire aggregate principal amount of such series or class and substantially in the form set forth in the exhibit with respect thereto attached to the applicable Indenture Supplement. The Temporary Global Note will be authenticated by the Indenture Trustee upon the same conditions, in substantially the same manner and with the same effect as the Notes in definitive form. The Temporary Global Note may be exchanged as described below or in the applicable Indenture Supplement for permanent global Bearer Notes or Registered Notes (the "PERMANENT GLOBAL NOTES").

               (b) Unless otherwise provided in the applicable Indenture Supplement, exchanges of beneficial interests in Temporary Global Notes for beneficial interests in Permanent Global Notes will be made as provided in this clause. The Master Owner Trust Beneficiary will, upon its determination of the date of completion of the distribution of the Notes of such series or class, so advise the Indenture Trustee, the Issuer, the Foreign Depository, and each foreign clearing agency forthwith. Without unnecessary delay, but in any event not prior to the Exchange Date, the Issuer will execute and deliver to the Indenture Trustee at its London office or its designated agent outside the United States Permanent Global Notes in bearer or registered form (as specified in the applicable Indenture Supplement) in an aggregate principal amount equal to the entire aggregate principal amount of such series or class. Bearer Notes so issued and delivered may have coupons attached. The Temporary Global Note may be exchanged for an equal aggregate principal amount of Permanent Global Notes only on or after the Exchange Date. A United States Person may exchange the portion of the Temporary Global Note beneficially owned by it only for an equal aggregate principal amount of Permanent Global Notes in registered form bearing the applicable legend set forth in the form of Registered Note attached to the applicable Indenture Supplement and having a minimum denomination of $500,000, which may be in temporary form if the Issuer so elects. The Issuer may waive the $500,000 minimum denomination requirement if it so elects. Upon any demand for exchange for Permanent Global Notes in accordance with this clause, the Issuer will cause the Indenture Trustee to authenticate and deliver the Permanent Global Notes to the Holder (x) outside the United States, in the case of Bearer Notes and (y) according to the instructions of the Holder, in the case of Registered Notes, but in either case only upon presentation to the Indenture Trustee of a written statement substantially in the form of EXHIBIT D-1 (or such other form as the Issuer may determine) with respect to the Temporary Global Note, or portion thereof being exchanged, signed by a foreign clearing agency and dated on the Exchange Date or a subsequent date, to the effect that it has received in writing or by tested telex a certification substantially in the form of (i) in the case of beneficial ownership of the Temporary Global Note, or a portion thereof being exchanged, by a United States institutional investor pursuant to this clause, the certificate in the form of EXHIBIT D-2 (or such other form as the Issuer may determine) signed by the Master Owner Trust Beneficiary which sold the relevant Notes or (ii) in all other cases, the certificate in the form of EXHIBIT D-3 (or such other form as the Issuer may determine), the certificate referred to in this clause (ii) being dated on the earlier of the first payment of interest in respect of such Note and the date of the delivery of such Note in definitive form. Upon receipt of such certification, the Indenture Trustee will cause the Temporary Global Note to be endorsed in accordance with CLAUSE (d) below. Any exchange as provided in this Section will be made free of charge to the Holders and the beneficial owners of the Temporary Global Note and to the beneficial owners of the Permanent Global Note issued in exchange, except that a person receiving the Permanent Global Note must bear the cost of insurance, postage, transportation and the like in the event that such Person does not receive such Permanent Global Note in person at the offices of a foreign clearing agency.

               (c) The delivery to the Indenture Trustee by a foreign clearing agency of any written statement referred to above may be relied upon by the Issuer and the Indenture Trustee as conclusive evidence that a corresponding certification or certifications has or have been delivered to such foreign clearing agency pursuant to the terms of this Indenture.

               (d) Upon any such exchange of all or a portion of the Temporary Global Note for a Permanent Global Note or Notes, such Temporary Global Note will be endorsed by or on behalf of the Indenture Trustee to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such Permanent Global Note or Notes. Until so exchanged in full, such Temporary Global Note will in all respects be entitled to the same benefits under this Indenture as Permanent Global Notes authenticated and delivered hereunder except that the beneficial owners of such Temporary Global Note will not be entitled to receive payments of interests on the Notes until they have exchanged their beneficial interests in such Temporary Global Note for Permanent Global Notes.

          Section 2.06 BENEFICIAL OWNERSHIP OF GLOBAL NOTES. Until Definitive Notes have been issued to the applicable Noteholders pursuant to SECTION 2.04 or as otherwise specified in any applicable Indenture Supplement, (a) the Issuer and the Indenture Trustee may deal with the applicable clearing agency and the clearing agency's participants for all purposes (including the making of distributions) as the authorized representatives of the respective Note Owners; and (b) the rights of the respective Note Owners will be exercised only through the applicable clearing agency and the clearing agency's participants and will be limited to those established by law and agreements between such Note Owners and the clearing agency and/or the clearing agency's participants. Pursuant to the operating rules of the applicable clearing agency, unless and until Notes in definitive form are issued pursuant to SECTION 2.04, the clearing agency will make book-entry transfers among the clearing agency's participants and receive and transmit distributions of principal and interest on the related Notes to such clearing agency's participants. For purposes of any provision of this Indenture requiring or permitting actions with the consent of, or at the direction of, Noteholders evidencing a specified percentage of the aggregate unpaid principal amount of Outstanding Notes, such direction or consent may be given by Note Owners (acting through the clearing agency and the clearing agency's participants) owning interests in Notes evidencing the requisite percentage of principal amount of Notes.

          Section 2.07 NOTICES TO DEPOSITORY. Whenever any notice or other communication is required to be given to Noteholders with respect to which book-entry Notes have been issued, unless and until Notes in definitive form will have been issued to the related Note Owners, the Indenture Trustee will give all such notices and communications to the applicable Depository.

                                   ARTICLE III
                                    THE NOTES

          Section 3.01 GENERAL TITLE; GENERAL LIMITATIONS; ISSUABLE IN SERIES; TERMS OF A SERIES OR CLASS.

               (a) The aggregate Stated Principal Amount of Notes which may be authenticated and delivered and Outstanding under this Indenture is not limited.

               (b) The Notes may be issued in one or more series or classes up to an aggregate Stated Principal Amount of Notes as from time to time may be authorized by the Issuer. All Notes of each series or class under this Indenture will in all respects be equally and ratably entitled to the benefits hereof with respect to such series or class without preference, priority or distinction on account of the actual time of the authentication and delivery or the Expected Principal Payment Date or Legal Final Maturity Date of the Notes of such series or class, except as specified in the applicable Indenture Supplement for such series or class.

               (c) Each Note issued must be part of a series or class of Notes for purposes of allocations pursuant to ARTICLE V. A series of Notes is created pursuant to an Indenture Supplement. A class of Notes of that series is created pursuant to such Indenture Supplement.

               (d) Each series of Notes may, but need not be, subdivided into multiple classes. Unless the context otherwise requires, references herein to a class of Notes include a series of Notes that has not been subdivided into multiple classes. Notes belonging to a class in any series may be entitled to specified payment priorities over other classes of Notes in that series.

               (e) There shall also be established in or pursuant to an Indenture Supplement or pursuant to an Issuer Certificate or terms document related to the applicable Indenture Supplement before the initial issuance of Notes of each such series or class, provision for:

                    (i)     the series designation;

                    (ii)    the Stated Principal Amount of the Notes;

                    (iii) whether such Notes are of a particular class of Notes;

                    (iv) the currency or currencies in which such Notes will be denominated and in which payments of principal of, and interest on, such Notes will or may be payable;

                    (v) if the principal of or interest, if any, on such Notes are to be payable, at the election of the Issuer or a Holder thereof, in a currency or currencies other than that in which the Notes are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                    (vi) if the amount of payments of principal of or interest, if any, on such Notes may be determined with reference to an index based on (A) a currency or currencies other than that in which the Notes are stated to be payable, (B) changes in the prices of one or more other securities or groups or indexes of securities or (C) changes in the prices of one or more commodities or groups or indexes of commodities, or any combination of the foregoing, the manner in which such amounts will be determined;

                    (vii) the price or prices at which the Notes will be issued;

                    (viii) the times at which such Notes may, pursuant to any optional or mandatory redemption provisions, be redeemed, and the other terms and provisions of any such redemption provisions;

                    (ix) the rate per annum at which such Notes will bear interest, if any, or the formula or index on which such rate will be determined, including all relevant definitions, and the date from which interest will accrue;

                    (x) each Transfer Date, Payment Date, Expected Principal Payment Date and Legal Final Maturity Date for such Notes;

                    (xi) the Initial Principal Amount of such Notes, and the means for calculating the Outstanding Principal Amount of such Notes;

                    (xii) whether or not application will be made to list such Notes on any securities exchange;

                    (xiii) any Events of Default or Early Redemption Events with respect to such Notes, if not set forth herein and any additions, deletions or other changes to the Events of Default or Early Redemption Events set forth herein that will be applicable to such Notes (including a provision making any Event of Default or Early Redemption Event set forth herein inapplicable to the Notes of that series or class);

                    (xiv) the appointment by the Indenture Trustee of an Authenticating Agent in one or more places other than the location of the office of the Indenture Trustee with power to act on behalf of the Indenture Trustee and subject to its direction in the authentication and delivery of such Notes in connection with such transactions as will be specified in the provisions of this Indenture or in or pursuant to the applicable Indenture Supplement creating such series or class;

                    (xv) if such Notes will be issued in whole or in part in the form of a Global Note or Global Notes, the terms and conditions, if any, upon which such Global Note or Global Notes may be exchanged in whole or in part for other individual Notes; and the Depository for such Global Note or Global Notes (if other than the Depository specified in SECTION 1.01);

                    (xvi) the subordination of such Notes to any other indebtedness of the Issuer, including without limitation, the Notes of any other series or class;

                    (xvii) if such Notes are to have the benefit of any Enhancement Agreement, the terms and provisions of such Enhancement Agreement;

                    (xviii) the Note Record Date for any Payment Date of such Notes, if different from (a) the last day of the calendar month ending prior to that Transfer Date, if such Notes are in definitive form, or
          (b) the day before the related Transfer Date, if such Notes are in book-entry form;

                    (xix) the controlled accumulation amount, if any, the controlled amortization amount, if any, or other principal amortization amount, if any, scheduled for such Notes;

                    (xx) the Overcollateralization Amount, if any, for such series or class of Notes; and

                    (xxi)   any other terms of such Notes;

all upon such terms as may be determined in or pursuant to an Indenture Supplement with respect to such series or class.

               (f) The form of the Notes of each series or class will be established pursuant to the provisions of this Indenture and the related Indenture Supplement creating such series or class. The Notes of each series or class will be distinguished from the Notes of each other series

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or class in such manner, reasonably satisfactory to the Indenture Trustee, as the Issuer may determine.

               (g) Unless otherwise provided with respect to Notes of a particular series or class, the Notes of any particular series or class will be issued in registered form, without coupons.

               (h) Any terms or provisions in respect of the Notes of any series or class issued under this Indenture may be determined pursuant to this Section by providing in the applicable Indenture Supplement for the method by which such terms or provisions will be determined.

               (i) The Notes of each series or class may have such Expected Principal Payment Date or Dates or Legal Final Maturity Date or Dates, be issuable at such premium over or discount from their face value, bear interest at such rate or rates (which may be fixed or floating), from such date or dates, payable in such installments and on such dates and at such place or places to the Holders of Notes registered as such on such Note Record Dates, or may bear no interest, and have such terms, all as will be provided for in or pursuant to the applicable Indenture Supplement.

          Section 3.02 DENOMINATIONS. The Notes of each class will be issuable in such denominations and currency as will be provided in the provisions of this Indenture or in or pursuant to the applicable Indenture Supplement. In the absence of any such provisions with respect to the Registered Notes of any class, the Registered Notes of that class will be issued in denominations of $1,000 and multiples thereof. In the absence of any such provisions with respect to the Bearer Notes of any class, the Bearer Notes of that class will be issued in denominations of 1,000, 5,000, 50,000 and 100,000 units of the applicable currency.

          Section 3.03   EXECUTION, AUTHENTICATION AND DELIVERY AND DATING.

               (a) The Notes will be executed on behalf of the Issuer by an Issuer Authorized Officer. The signature of any officer of the Master Owner Trust Beneficiary or the Master Owner Trust Trustee on the Notes may be manual or facsimile.

               (b) Notes bearing the manual or facsimile signatures of individuals who were at any time an Issuer Authorized Officer will bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices before the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.

               (c) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication; and the Indenture Trustee will, upon request by an Officer's Certificate, authenticate and deliver such Notes as in this Indenture provided and not otherwise.

               (d) Before any such authentication and delivery, the Indenture Trustee will be entitled to receive, in addition to any Officer's Certificate and Master Owner Trust Opinion of Counsel required to be furnished to the Indenture Trustee pursuant to SECTION 1.02, the Issuer Certificate and any other opinion or certificate relating to the issuance of the series or class of Notes required to be furnished pursuant to SECTION 2.02 or SECTION 3.10.

               (e) The Indenture Trustee will not be required to authenticate such Notes if the issue thereof will adversely affect the Indenture Trustee's own rights, duties or immunities under the Notes and this Indenture.

               (f) Unless otherwise provided in the form of Note for any series or class, all Notes will be dated the date of their authentication.

               (g) No Note will be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by manual signature of an authorized signatory, and such certificate upon any Note will be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          Section 3.04   TEMPORARY NOTES.

               (a) Pending the preparation of Definitive Notes of any class, the Issuer may execute, and, upon receipt of the documents required by SECTION 3.03, together with an Officer's Certificate, the Indenture Trustee will authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Issuer may determine, as evidenced by the Issuer's execution of such Notes.

               (b) If temporary Notes of any class are issued, the Issuer will cause Definitive Notes of such class to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes of such class will be exchangeable for Definitive Notes of such class upon surrender of the temporary Notes of such class at the office or agency of the Issuer in a Place of Payment, without charge to the Holder; and upon surrender for cancellation of any one or more temporary Notes the Issuer will execute and the Indenture Trustee will authenticate and deliver in exchange therefor a like Stated Principal Amount of Definitive Notes of such class of authorized denominations and of like tenor and terms. Until so exchanged the temporary Notes of such class will in all respects be entitled to the same benefits under this Indenture as Definitive Notes of such class.

          Section 3.05   REGISTRATION, TRANSFER AND EXCHANGE.

               (a) The Issuer will keep or cause to be kept a register (herein sometimes referred to as the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of Registered Notes, or of Registered Notes of a particular class, and for transfers of Registered Notes or of Registered Notes of such class. Any such register will be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers will be available for inspection by the Indenture Trustee at the office or agency to be maintained by the Issuer as provided in SECTION 11.02.

               (b) Subject to SECTION 2.04, upon surrender for transfer of any Registered Note of any class at the office or agency of the Issuer in a Place of Payment, if the requirements of

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Section 8-401(a) of the UCC are met, the Issuer will execute, and, upon receipt of such surrendered note, the Indenture Trustee will authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Notes of such class of any authorized denominations, of a like aggregate Stated Principal Amount, Expected Principal Payment Date and Legal Final Maturity Date and of like terms.

               (c) Subject to SECTION 2.04, at the option of the Holder, Notes of any class may be exchanged for other Notes of such class of any authorized denominations, of a like aggregate Stated Principal Amount, Expected Principal Payment Date and Legal Final Maturity Date and of like terms, upon surrender of the Notes to be exchanged at such office or agency. Registered Notes, including Registered Notes received in exchange for Bearer Notes, may not be exchanged for Bearer Notes. At the option of the Holder of a Bearer Note, subject to applicable laws and regulations, Bearer Notes may be exchanged for other Bearer Notes or Registered Notes (of the same class) of authorized denominations of like aggregate fractional undivided interests in the Noteholders' interest, upon surrender of the Bearer Notes to be exchanged at an office or agency of the Note Registrar located outside the United States. Each Bearer Note surrendered pursuant to this Section will have attached thereto all unmatured coupons; provided, however, that any Bearer Note, so surrendered after the close of business on the last day of the month preceding the relevant Transfer Date need not have attached the coupon relating to such Transfer Date. Whenever any Notes are so surrendered for exchange, the Issuer will execute, and the Indenture Trustee will authenticate and deliver (in the case of Bearer Notes, outside the United Sates), the Notes which the Noteholders making the exchange are entitled to receive.

               (d) All Notes issued upon any transfer or exchange of Notes will be the valid and legally binding obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such transfer or exchange.

               (e) Every Note presented or surrendered for transfer or exchange will (if so required by the Issuer or the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

               (f) Unless otherwise provided in the Note to be transferred or exchanged, no service charge will be made on any Noteholder for any transfer or exchange of Notes, but the Issuer may (unless otherwise provided in such Note) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Notes, other than exchanges pursuant to SECTION 3.04 or 10.06 not involving any transfer.

               (g) None of the Issuer, the Indenture Trustee, any agent of the Indenture Trustee, any Paying Agent or the Note Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

               (h) The Issuer initially appoints the Indenture Trustee to act as Note Registrar for the Registered Notes on its behalf. The Issuer may at any time and from time to time authorize

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any Person to act as Note Registrar in place of the Indenture Trustee with respect to any class of Notes issued under this Indenture.

               (i) Registration of transfer of Notes containing the following legend or to which the following legend is applicable:

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

will be effected only if such transfer is made pursuant to an effective registration statement under the Securities Act, or is exempt from the registration requirements under the Securities Act. In the event that registration of a transfer is to be made in reliance upon an exemption from the registration requirements under the Securities Act other than Rule 144A under the Securities Act or Rule 903 or Rule 904 of Regulation S under the Securities Act, the transferor or the transferee will deliver, at its expense, to the Issuer and the Indenture Trustee, an investment letter from the transferee, substantially in the form of the investment letter attached hereto as EXHIBIT C or such other form as the Issuer may determine, and no registration of transfer will be made until such letter is so delivered. Notes issued upon registration or transfer of, or Notes issued in exchange for, Notes bearing the legend referred to above will also bear such legend unless the Issuer, the Trustee and the Note Registrar receive an Opinion of Counsel, satisfactory to each of them, to the effect that such legend may be removed.

          Whenever a Note containing the legend referred to above is presented to the Note Registrar for registration of transfer, the Note Registrar will promptly seek instructions from the Issuer regarding such transfer and will be entitled to receive an Issuer Certificate prior to registering any such transfer. The Issuer hereby agrees to indemnify the Note Registrar and the Indenture Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in relation to any such instructions furnished pursuant to this clause.

          By accepting a Note, each purchaser and transferee shall be deemed to represent and warrant that either (a) it is not (i) an "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a "plan" described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") or (iii) any entity whose underlying assets include plan assets of any such plan or (b) the purchase and holding of the Note will not result in a non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code.

          Section 3.06   MUTILATED, DESTROYED, LOST AND STOLEN NOTES.

               (a) If (i) any mutilated Note (together, in the case of Bearer Notes, with all unmatured coupons, if any, appertaining thereto) is surrendered to the Indenture Trustee, or the Issuer and the Indenture Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Issuer and the Indenture Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer or the Indenture Trustee that such Note has been acquired by a protected purchaser, the Issuer will execute and upon its request the Indenture Trustee will authenticate and deliver (in the case of Bearer Notes, outside the United States), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor, series or class, Expected Principal Payment Date, Legal Final Maturity Date and Stated Principal Amount, bearing a number not contemporaneously Outstanding.

               (b) In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note, pay such Note.

               (c) Upon the issuance of any new Note under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

               (d) Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note will constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note will be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same series or class duly issued hereunder.

               (e) The provisions of this Section are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          Section 3.07   PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

               (a) Unless otherwise provided with respect to such Note pursuant to SECTION 3.01, interest payable on any Registered Note will be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the most recent Note Record Date and interest payable on any Bearer Note will be paid to the bearer of that Note (or the applicable coupon).

               (b) Subject to clause (a), each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note will carry the rights to interest accrued or principal accreted and unpaid, and to accrue or accrete, which were carried by such other Note.

          Section 3.08 PERSONS DEEMED OWNERS. The Issuer, the Indenture Trustee, the Master Owner Trust Trustee, the Master Owner Trust Beneficiary and any agent of the Issuer, the Indenture Trustee, the Master Owner Trust Trustee, or the Master Owner Trust Beneficiary may treat the Person who is proved to be the owner of such Note pursuant to SECTION 1.04(c) as the owner of such Note for the purpose of receiving payment of principal of and (subject to SECTION

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3.07) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee, the Master Owner Trust Trustee, the Master Owner Trust Beneficiary, or any agent of the Issuer, the Indenture Trustee, the Master Owner Trust Trustee, or the Master Owner Trust Beneficiary will be affected by notice to the contrary.

          Section 3.09 CANCELLATION. All Notes surrendered for payment, redemption, transfer, conversion or exchange will, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and, if not already canceled, will be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered will be promptly canceled by the Indenture Trustee. No Note will be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. The Indenture Trustee will dispose of all canceled Notes in accordance with its customary procedures and will deliver a certificate of such disposition to the Issuer.

          Section 3.10   NEW ISSUANCES OF NOTES.

               (a) The Issuer may issue additional Notes of an existing series, class or subclass or issue a new series of Notes, so long as the following conditions of issuance are met:

                    (i) on or before the third Business Day before the date that the new issuance of Notes is to occur, the Issuer or the Administrator gives the Indenture Trustee and the Note Rating Agencies written notice of the issuance;

                    (ii) the Issuer or the Administrator on its behalf delivers to the Indenture Trustee an Issuer Certificate stating that the Issuer or the Administrator reasonably believes, based on the facts known to such officer at the time of such certification:

                            (A) the new issuance will not at the time of its
                    occurrence cause an Early Redemption Event or Event of Default under any Outstanding series of Notes;

                            (B) all instruments furnished to the Indenture
                    Trustee conform to the requirements of this Indenture and constitute sufficient authority under the Indenture for the Indenture Trustee to authenticate and deliver the Notes; and

                            (C) the form and terms of the Notes have been
                    established in conformity with the provisions of the Indenture.

                    (iii) the Issuer or the Administrator on its behalf delivers to the Indenture Trustee and the Note Rating Agencies a Master Trust Tax Opinion with respect to the new issuance;

                    (iv) the Issuer or the Administrator on its behalf delivers to the Indenture Trustee and the Note Rating Agencies a Master Owner Trust Tax Opinion with respect to the new issuance;

                    (v) each of the Note Rating Agency Condition and the Certificate Rating Agency Condition shall have been satisfied with respect to such new issuance, and, if the new issuance of Notes is to be sold in a public offering, the new Notes are rated investment grade by at least one nationally recognized statistical rating organization;

                    (vi) after giving effect to such issuance, the Seller's Invested Amount is at least equal to the Minimum Seller's Invested Amount;

                    (vii) no Early Amortization Event with respect to any Investor Certificate has occurred and is continuing as of the date of the new issuance;

                    (viii) no Early Redemption Event with respect to any series of Notes has occurred and is continuing as of the date of the new issuance; and

                    (ix) any other conditions specified in the related Indenture Supplement are satisfied.

               (b) The Issuer and the Indenture Trustee will not be required to obtain the consent of any Securityholders to issue any additional Notes or Certificates of any series or class.

               (c) There are no restrictions on the timing or amount of any additional issuance of Notes of an Outstanding class of a multiple issuance series, so long as the conditions described in paragraph (a) are met. As of the date of any additional issuance of Notes of an Outstanding class of Notes, the Stated Principal Amount, Outstanding Principal Amount and Nominal Liquidation Amount of that class will be increased to reflect the principal amount of the additional Notes. If the additional Notes are a class of Notes that has the benefit of a Enhancement Agreement, the Issuer will enter into a Enhancement Agreement for the benefit of the additional Notes. The targeted deposits, if any, to the principal funding Sub-Account will be increased proportionately to reflect the principal amount of the additional Notes. When issued, the additional Notes of a class will be identical in all respects to the other Outstanding Notes of that class and will be equally and ratably entitled to the benefits of the Indenture and the related Indenture Supplement as the other Outstanding Notes of that class without preference, priority or distinction.

          Section 3.11 SPECIFICATION OF OVERCOLLATERALIZATION AMOUNT AND OTHER TERMS WITH RESPECT TO EACH CLASS

               (a) The applicable Indenture Supplement for each class of Notes will specify the subordination, if any, and Overcollateralization Amount, if any, for each series or class of Notes.

               (b) The Issuer may change the subordination for any class of Notes or the Overcollateralization Amount, if any, for any class or series of Notes at any time without the consent of any Noteholders so long as the Issuer has (i) satisfied the Note Rating Agency Condition with respect to any Outstanding Notes in that series or class, as applicable and (ii) delivered to the Indenture Trustee and the Note Rating Agencies a Master Owner Trust Tax Opinion.

          Section 3.12 REALLOCATION OF NOTEHOLDER AVAILABLE INTEREST AMOUNTS AND NOTEHOLDER AVAILABLE PRINCIPAL AMOUNTS. Noteholder Available Interest Amounts, Noteholder Available Principal Amounts and other specified amounts allocated to each series shall be reallocated to cover interest and expenses related to each series to the extent, if any, specified in each related Indenture Supplement.

                                   ARTICLE IV
                            ACCOUNTS AND INVESTMENTS

          Section 4.01 RECEIPTS. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and will receive and collect, directly and without intervention or assistance from any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture including, without limitation, all funds and other property payable to the Indenture Trustee in connection with the Collateral (collectively, the "RECEIPTS"). The Indenture Trustee will hold all Receipts and will apply them as provided in this Indenture.

          Section 4.02   ACCOUNTS.

               (a) ACCOUNTS; DEPOSITS TO AND DISTRIBUTIONS FROM ACCOUNTS. On or before the Effective Date, the Issuer will cause to be established and maintained one or more Eligible Deposit Accounts (collectively, the "DEPOSIT ACCOUNT") in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee, the Noteholders and any applicable Enhancement Provider. All Receipts received from the Master Trust pursuant to ARTICLE IV of the Pooling and Servicing Agreement as supplemented by the Series Supplement shall be deposited into the Deposit Account. From time to time in connection with the issuance of a series or class of Notes, the Indenture Trustee may establish one or more Eligible Deposit Accounts denominated as "SUPPLEMENTAL ACCOUNTS" in the name of the Indenture Trustee. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Deposit Account and in all proceeds thereof for the benefit of the Secured Parties. Except as expressly provided in this Indenture, the Indenture Trustee shall have no right of set-off or banker's lien against and no right to otherwise deduct from any funds held in the Deposit Account or the Supplemental Accounts for any amount owed to it by the Issuer, any Holder or any Enhancement Provider. The Deposit Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Secured Parties. If, at any time, the institution holding the Deposit Account ceases to be an Eligible Institution, the Issuer will within ten (10) Business Days (or such longer period, not to exceed thirty
(30) calendar days, as to which each Note Rating Agency may consent in writing) establish a new Deposit Account that is a Eligible Deposit Account and shall transfer any cash and/or investments to such new Deposit Account. From the date such new Deposit Account is established, it will be the "Deposit Account." Supplemental Accounts will be created as specified in the applicable Indenture Supplement. Any Supplemental Account will receive deposits as set forth in the applicable Indenture Supplement.

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               (b) All payments to be made from time to time by or on behalf of the Indenture Trustee to Noteholders out of funds in the Accounts pursuant to this Indenture will be sent by or on behalf of the Indenture Trustee to the Paying Agent not later than 4:30 noon Eastern Standard Time on the applicable Transfer Date or earlier, if necessary, or as otherwise provided in ARTICLE V or the applicable Indenture Supplement but only to the extent of available funds in the applicable Supplemental Account or Sub-Account.

          Section 4.03   INVESTMENT OF FUNDS IN THE ACCOUNTS.

               (a) Funds on deposit in the Accounts will be invested and reinvested by the Indenture Trustee at the written direction of the Issuer in one or more Eligible Investments. The Issuer may authorize the Indenture Trustee to make specific investments pursuant to written instructions, in such amounts as the Issuer will specify. Notwithstanding the foregoing, funds held by the Indenture Trustee in any of the Accounts will be invested in Eligible Investments that will mature in each case no later than the date on which such funds in the Accounts are scheduled to be transferred or distributed by the Indenture Trustee pursuant to this Indenture (or as necessary to provide for timely payment of principal or interest on the applicable Transfer Date).

               (b) All funds deposited from time to time in the Accounts pursuant to this Indenture and all investments made with such funds will be held by the Indenture Trustee in the Accounts as part of the Collateral as herein provided, subject to withdrawal by the Indenture Trustee for the purposes set forth herein.

               (c) Funds and other property in any of the Accounts will not be commingled with any other funds or property of the Issuer or the Indenture Trustee. The Indenture Trustee shall: (i) hold each Eligible Investment that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (A) such investment property at all times shall be credited to a securities account of the Indenture Trustee, (B) all property credited to such securities account shall be treated as a financial asset, (C) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (D) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (E) such securities intermediary shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee, (F) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such securities intermediary or anyone claiming through such securities intermediary (other than the Indenture Trustee), and (G) such agreement between such securities intermediary and the Indenture Trustee shall be governed by the laws of the State of New York; and
(ii) maintain possession of each other Eligible Investment not described in clause (i) above in the State of New York separate and apart from all other property held by the Indenture Trustee; provided, that, other than following an Event of Default and acceleration pursuant to SECTION 7.02, no Eligible Investment shall be disposed of prior to its maturity. Notwithstanding any other provision of this Indenture, the Indenture Trustee shall not hold any Eligible Investment through an agent except as expressly permitted by this SECTION 4.03(c). Each

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term used in this SECTION 4.03(c) and defined in the New York UCC shall have the meaning set forth in the New York UCC.

               (d) On each Transfer Date, the Indenture Trustee will treat all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Deposit Account as Noteholder Available Interest Amounts. Unless otherwise stated in the related Indenture Supplement, for purposes of determining the availability of funds or the balance in the Supplemental Accounts for any reason under this Indenture or any Indenture Supplement, investment earnings on such funds shall be deemed not to be available or on deposit. Subject to SECTION 8.01(c), the Indenture Trustee will not in any way be held liable by reason of any insufficiency in such Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity, in accordance with their terms.

               (e) Funds on deposit in the Accounts will be invested and reinvested by the Indenture Trustee to the fullest extent practicable, in such manner as the Indenture Trustee will from time to time determine, but only in one or more Eligible Investments, upon the occurrence of any of the following events:

                    (i) the Issuer will have failed to give investment directions to the Indenture Trustee; or

                    (ii) an Event of Default will have occurred and is continuing but no Notes have been declared due and payable pursuant to
          SECTION 7.02.

                                    ARTICLE V
                       ALLOCATIONS, DEPOSITS AND PAYMENTS

          Section 5.01 ALLOCATION OF FUNDS FROM THE COLLATERAL CERTIFICATE TO NOTES. Noteholder Available Principal Amounts, Noteholder Available Interest Amounts and Noteholder Allocated Dealer Note Losses and other amounts allocated to the Collateral Certificate shall be allocated and applied as specified in each series' respective Indenture Supplement.

          Section 5.02 EXCESS AVAILABLE PRINCIPAL AMOUNTS; SHARED PRINCIPAL COLLECTIONS. On each Business Day, Excess Available Principal Amounts from each series of Notes for such Business Day shall be allocated to each Outstanding series of Notes that so provides in the related Indenture Supplement up to the Series Available Principal Amount Shortfall for such series. If on any Business Day the aggregate of Excess Available Principal Amounts for all series for such Business Day is less than the aggregate amount of Series Available Principal Amount Shortfall, for all series for such Business Day, Excess Available Principal Amounts will be allocated pro rata among those series of Notes with Series Available Principal Amount Shortfalls on the basis of such Series Available Principal Amount Shortfalls, and the remaining shortfall shall be deemed the Series Principal Shortfall for the Collateral Certificate for such Business Day. Any Shared Principal Collections allocated to the Collateral Certificate as a result of such Series Principal Shortfall shall be allocated pro rata among the series of Notes with remaining shortfalls of Series Available Principal Amount Shortfalls on the basis of such

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remaining shortfalls up to the amount of such shortfalls. If the aggregate
Excess Available Principal Amounts for such Business Day is greater than the aggregate amount of Series Available Principal Amount Shortfalls for all series for such Business Day, the excess shall be deemed Shared Principal Collections from the Collateral Certificate and allocated in accordance with the Pooling and Servicing Agreement.

          Section 5.03 EXCESS AVAILABLE INTEREST AMOUNTS; EXCESS FINANCE CHARGE COLLECTIONS. On each Transfer Date, Excess Available Interest Amounts from each series of Notes for the related Due Period shall be allocated to each Outstanding series of Notes that so provides in the related Indenture Supplement up to the Series Available Interest Amount Shortfall for such series. If on any Transfer Date, the aggregate of Excess Available Interest Amounts for all series for the related Due Period is less than the aggregate amount of Series Available Interest Shortfalls for such Transfer Date, Excess Available Interest Amounts will be allocated pro rata among those series of Notes with Series Available Interest Amount Shortfalls on the basis of such Series Available Interest Amount Shortfalls, and any remaining shortfall shall be deemed the Series Finance Charge Shortfall for the Collateral Certificate for such Transfer Date. In the event that any Excess Finance Charge Collections are allocated to the Collateral Certificate as a result of such Series Finance Charge Shortfall, such amounts shall be allocated pro rata among those series of Notes with remaining shortfalls of Series Available Interest Amount Shortfalls on the basis of such remaining shortfalls up to the amount of such shortfalls. If the aggregate Excess Available Interest Amounts for such Transfer Date is greater than the aggregate amount of Series Available Interest Amount Shortfalls for such Transfer Date, the excess shall be deemed Excess Finance Charge Collections from the Collateral Certificate and allocated in accordance with the Pooling and Servicing Agreement.

          Section 5.04 FINAL PAYMENT. Each class of Notes will be considered to be paid in full, the Holders of such class of Notes will have no further right or claim, and the Issuer will have no further obligation or liability with respect to such class of Notes, on the earliest to occur of:

               (a) the date of the payment in full of the Stated Principal Amount of and all accrued interest on that class of Notes;

               (b) the date on which the Outstanding Principal Amount of such Notes, after giving effect to all deposits, allocations, reallocations, sales of Dealer Notes and payments to be made on such date, is reduced to zero, and all accrued interest on such Notes is paid in full; or

               (c) on the Legal Final Maturity Date of such Notes, after giving effect to all deposits, allocations, reallocations, sales of Dealer Notes and payments to be made on such date.

          Section 5.05 PAYMENTS WITHIN A SERIES OR CLASS. All payments of principal, interest or other amounts to Holders of the Notes of a series or class will be made in accordance with the related Indenture Supplement.

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                                   ARTICLE VI
          SATISFACTION AND DISCHARGE; CANCELLATION OF NOTES HELD BY THE
                                 ISSUER OR NFSC

          Section 6.01 SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture will cease to be of further effect with respect to any series or class of Notes, except as to (a) any surviving rights of transfer or exchange of Notes of that series or class expressly provided for herein or in the form of Note for that series or class (b) the rights of Noteholders to receive payments of principal thereof and interest thereon, (c) SECTIONS 11.03, 11.13, 11.15 AND 14.01 and (d) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee and payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, will execute proper instruments acknowledging satisfaction and discharge of this Indenture as to that series or class, when:

               (a) all Notes of that series or class theretofore authenticated and delivered (other than (A) Notes of that series or class which have been destroyed, lost or stolen and which have been replaced or paid as provided in
SECTION 3.06, and (B) Notes of that series or class for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from that trust, as provided in SECTION 11.03) have been delivered to the Indenture Trustee canceled or for cancellation;

               (b) the Issuer has paid or caused to be paid all other sums payable hereunder (including payments to the Indenture Trustee pursuant to SECTION 8.07) by the Issuer with respect to the Notes of that series or class; and

               (c) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and a Master Owner Trust Opinion of Counsel and, if required by the Trust Indenture Act an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of SECTION 1.02, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes of that series or class have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture with respect to any series or class of Notes, the obligations of the Issuer to the Indenture Trustee with respect to that series or class under SECTION 8.07 and the obligations of the Indenture Trustee under SECTIONS 6.02 and 11.03 will survive such satisfaction and discharge.

          Section 6.02 APPLICATION OF TRUST MONEY. All money and obligations deposited with the Indenture Trustee pursuant to SECTION 6.01 or SECTION 6.03 and all money received by the Indenture Trustee in respect of such obligations will be held in trust and applied by it, in accordance with the provisions of the series or class of Notes in respect of which it was deposited, this Indenture and the applicable Indenture Supplement, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment that money and obligations have been deposited with or received by the Indenture Trustee; but that money and obligations need not be segregated from other funds held by the Indenture Trustee except to the extent required herein or required by law.

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          Section 6.03   CANCELLATION OF NOTES HELD BY THE ISSUER OR NFSC. If
the Issuer, NFSC or any of their Affiliates holds any Notes, that Holder may, subject to any provisions of a related Indenture Supplement limiting the repayment of subordinated classes of Notes, if any, by notice from that Holder to the Indenture Trustee cause that Note to be canceled, whereupon (a) the Note will no longer be Outstanding, and (b) the Issuer will cause the Investor Interest of the Collateral Certificate to be reduced by an amount equal to the Nominal Liquidation Amount of that cancelled Note.

                                   ARTICLE VII
                         EVENTS OF DEFAULT AND REMEDIES

          Section 7.01 EVENTS OF DEFAULT. "EVENT OF DEFAULT," wherever used herein, means with respect to any series or class of Notes any one of the following events, unless such event is either expressly stated to be inapplicable to a particular series or class or specifically deleted or modified in the applicable Indenture Supplement creating such series or class of Notes or in the form of Note for such series or class:

               (a) a default by the Issuer in the payment of any interest on such Notes when such interest becomes due and payable, and continuance of such default for a period of five (5) Business Days following the date on which such interest became due and payable;

               (b) a default by the Issuer in the payment of the Outstanding Principal Amount of such Notes at the applicable Legal Final Maturity Date;

               (c) a default in the performance, or breach, of any material covenant or warranty of the Issuer in this Indenture in any material respect in respect of the Notes of such series or class (other than a covenant or warranty in respect of the Notes of such series or class a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), all of such covenants and warranties in this Indenture which are not expressly stated to be for the benefit of a particular series or class of Notes being deemed to be in respect of the Notes of all series or classes for this purpose, and continuance of such default or breach for a period of ninety (90) days after there has been given, by registered or certified mail, to the Seller and the Issuer by the Indenture Trustee or to the Seller, the Issuer and the Indenture Trustee by the Holders of at least 25% in Outstanding Principal Amount of the Outstanding Notes of such series or class, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "NOTICE OF DEFAULT" hereunder and, as a result of such default, the interests of the Holders of the Notes of such series or class are materially and adversely affected and continue to be materially and adversely affected during the ninety (90) day period;

               (d) the entry of an order for relief against the Issuer under the Federal Bankruptcy Code by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the Issuer a bankrupt or insolvent under any other applicable federal or state law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its

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affairs, and the continuance of any such decree or order unstayed and in effect for a period of one hundred and twenty (120) consecutive days;

               (e) the consent by the Issuer to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action; or

               (f) with respect to any series or class, any additional Event of Default specified in the Indenture Supplement for such series or class as applying to such series or class, or specified in the form of Note for such series or class.

          The Issuer shall deliver to any authorized officer of the Indenture Trustee, within five (5) days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

          Section 7.02   ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

               (a) If an Event of Default described in clause (a), (b), (c) or
(f) (if the Event of Default under clause (c) or (f) is with respect to less than all series and classes of Notes then Outstanding) of SECTION 7.01 occurs and is continuing with respect to any series or class, then and in each and every such case, unless the principal of all the Notes of such series or class shall have already become due and payable, either the Indenture Trustee or the Majority Holders of the Notes of such series or class then Outstanding hereunder (each such series or class acting as a separate class), by notice in writing to the Issuer (and to the Indenture Trustee if given by Holders), may declare the Outstanding Principal Amount of all the Notes of such series or class then Outstanding and all interest accrued or principal accreted and unpaid (if any) thereon to be due and payable immediately, and upon any such declaration the same will become and will be immediately due and payable, anything in this Indenture, the related Indenture Supplement or in the Notes of such series or class to the contrary notwithstanding. Such payments are subject to ARTICLE V and the allocation, deposits and payment sections of the related Indenture Supplement.

               (b) If an Event of Default described in clause (c) or (f) (if the Event of Default under clause (c) or (f) is with respect to all series and classes of Notes then Outstanding) of SECTION 7.01 occurs and is continuing, then and in each and every such case, unless the principal of all the Notes shall have already become due and payable, either the Indenture Trustee or the Majority Holders of all the Notes then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and to the Indenture Trustee if given by Holders), may declare the Outstanding Principal Amount of all the Notes then Outstanding and all interest accrued or principal accreted and unpaid (if any) thereon to be due and payable immediately, and upon any such declaration the same will become and will be immediately due and payable,

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

notwithstanding anything in this Indenture, the related Indenture Supplements or the Notes to the contrary.

               (c) If an Event of Default described in clause (d) or (e) of
SECTION 7.01 occurs and is continuing, then the Notes of all series and classes will automatically be and become immediately due and payable by the Issuer, without notice or demand to any Person, and the Issuer will automatically and immediately be obligated to pay off the Notes.

               (d) At any time after such a declaration of acceleration of maturity has been made with respect to the Notes of any series or class and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter provided in this ARTICLE VII, the Majority Holders of such series or classes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if the Issuer (or the Servicer, in the case of subsection iv herein) has deposited with the Indenture Trustee a sum sufficient to pay (i) all overdue installments of interest on the Notes of such series or class, (ii) the principal of any Notes of such series or class which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Notes of such series or class, to the extent that payment of such interest is lawful, (iii) interest upon overdue installments of interest at the rate or rates prescribed therefor by the terms of the Notes of such series or class to the extent that payment of such interest is lawful and (iv) all sums paid by the Indenture Trustee hereunder and the reasonable compensation, expenses and disbursements of the Indenture Trustee, its agents and counsel and all other amounts due the Indenture Trustee under
SECTION 8.07; and all Events of Default with respect to such series or class of Notes, other than the nonpayment of the principal of the Notes of such series or class which has become due solely by such acceleration, have been cured or waived as provided in SECTION 7.15. No such rescission will affect any subsequent default or impair any right consequent thereon.

          Section 7.03 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE. The Issuer covenants that if:

               (a) the Issuer defaults in the payment of interest on any series or class of Notes when such interest becomes due and payable and such default continues for a period of five (5) Business Days following the date on which such interest became due and payable, or

               (b) the Issuer defaults in the payment of the principal of any series or class of Notes at the Legal Final Maturity Date thereof, and any such default continues beyond any specified grace period provided with respect to such series or class of Notes, the Issuer will, upon demand of the Indenture Trustee, pay (subject to the priorities and funds after giving effect to the allocation provided in ARTICLE V, this ARTICLE VII, the Pooling and Servicing Agreement and any related Indenture Supplement) to the Indenture Trustee, for the benefit of the Holders of any such Notes of the affected series or class, the whole amount then due and payable on any such Notes for principal and interest, with interest, to the extent that payment of such interest will be legally enforceable, upon the overdue principal and upon overdue installments of interest, (i) in the case of Interest-Bearing Notes, at the rate of interest applicable to the Stated Principal Amount thereof, unless otherwise specified in the applicable

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Indenture Supplement; and (ii) in the case of Discount Notes, as specified in the applicable Indenture Supplement, and in addition thereto, will pay such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and all other amounts due the Indenture Trustee under SECTION 8.07. If the Issuer fails to pay such amounts forthwith upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Notes of such series or class and collect the money adjudged or decreed to be payable in the manner provided by law out of the Collateral or any other obligor upon such Notes, wherever situated.

          Section 7.04 INDENTURE TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of the Notes will then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee will have made any demand on the Issuer for the payment of overdue principal or interest) will be entitled and empowered, by intervention in such proceedings or otherwise, (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and all other amounts due the Indenture Trustee under SECTION 8.07) and of the Noteholders allowed in such judicial proceeding, and (ii) to collect and receive any funds or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Noteholder to make such payment to the Indenture Trustee and in the event that the Indenture Trustee will consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under SECTION 8.07. Nothing herein contained will be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan or reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

          Section 7.05 INDENTURE TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES. All rights of action and claims under this Indenture or the Notes of any series or class may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes of such series or class or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its

                                       45
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agent and counsel, be for the ratable benefit of the Holders of the Notes of the series or class in respect of which such judgment has been recovered.

          Section 7.06 APPLICATION OF MONEY COLLECTED. Any money or other property collected by the Indenture Trustee with respect to a series or class of Notes pursuant to this ARTICLE VII following the acceleration of the Notes of the affected series or class, will be applied in accordance with SECTION 7.07, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes of such series or class and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid.

          Section 7.07 ISSUER WILL HOLD THE COLLATERAL CERTIFICATE. Following an acceleration of any series or class of Notes and subject to SECTION 7.08, the Issuer will continue to hold the Collateral Certificate and apply distributions on the Collateral Certificate in accordance with the regular distribution provisions pursuant to ARTICLE V of this Indenture (and the related Indenture Supplements), except that principal will be paid on the accelerated series or class of Notes to the extent (x) funds are received from the Master Trust and available to the accelerated series or class after giving effect to all allocations and reallocations and (y) payment is permitted by the subordination provisions of the senior Notes, if any, of the same series.

          Section 7.08 NOTEHOLDERS HAVE THE RIGHT TO DIRECT THE TIME, METHOD AND PLACE OF CONDUCTING ANY PROCEEDING FOR ANY REMEDY AVAILABLE TO THE INDENTURE TRUSTEE. The Majority Holders of any accelerated series or class of Notes have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee, in respect of such series or class. This right may be exercised only if the direction provided by the Noteholders does not conflict with applicable law or this Indenture or the related Indenture Supplement and does not have a substantial likelihood of involving the Indenture Trustee in personal liability.

          Section 7.09 LIMITATION ON SUITS. No Holder of any Note of any series or class will have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default with respect to Notes of such series or class;

               (b) the Holders of not less than 50% in Outstanding Principal Amount of the Outstanding Notes of such series or class have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

               (c) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

               (d) the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                                       46
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               (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty (60) day period by the Majority Holders of such series or class;

it being understood and intended that not one or more Holders of Notes of such series or class will have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes of such series or class, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Notes of such series or class.

          Section 7.10 UNCONDITIONAL RIGHT OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST; LIMITED RECOURSE. Notwithstanding any other provisions in this Indenture, the Holder of any Note will have the right, which is absolute and unconditional, to receive payment of interest on such Notes as it becomes due and payable and the principal of such Note on the Legal Final Maturity Date expressed in the related Indenture Supplement and to institute suit for the enforcement of any such payment, and such right will not be impaired without the consent of such Holder; provided, however, that notwithstanding any other provision of this Indenture to the contrary, the obligation to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be without recourse to NFSC, the Indenture Trustee, the Master Owner Trust Trustee or any affiliate, officer, employee or director of any of them, and the obligation of the Issuer to pay principal of or interest on the Notes or any other amount payable to any Noteholder will be subject to ARTICLE V and the allocation and payment provisions of the Indenture Supplements.

          Section 7.11 RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned, or has been determined adversely to the Indenture Trustee or such Noteholder for any reason, then and in every such case the Issuer, the Indenture Trustee and the Noteholders will, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders will continue as though no such proceeding had been instituted.

          Section 7.12 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 7.13 DELAY OR OMISSION NOT WAIVER. No delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the

                                       47
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Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

          Section 7.14 CONTROL BY NOTEHOLDERS. The Majority Holders of any series or class will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes of such series or class, provided that:

               (a) the Indenture Trustee will have the right to decline to follow any such direction if the Indenture Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Indenture Trustee in good faith will, by an Indenture Trustee Authorized Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

               (b) the Indenture Trustee may take any other action permitted hereunder deemed proper by the Indenture Trustee which is not inconsistent with such direction.

          Section 7.15 WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the of the Notes of the affected series or class as provided in SECTION 7.02, the Majority Holders of any series or class may on behalf of the Holders of all the Notes of such series or class waive any past default hereunder or under the related Indenture Supplement with respect to such series or class and its consequences, except a default not theretofore cured:

               (a) in the payment of the principal of or interest on any Note of such series or class, or

               (b) in respect of a covenant or provision hereof which under
ARTICLE X cannot be modified or amended without the consent of the Holder of each Outstanding Note of such series or class.

          Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Indenture; but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.

          Section 7.16 UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof will be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section will not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 25% in Outstanding Principal Amount of the Outstanding Notes of any series or class to which the suit relates, or to any suit instituted by any Noteholders for the enforcement of the payment

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of the principal of or interest on any Note on or after the applicable Legal
Final Maturity Date expressed in such Note.

          Section 7.17 WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VIII
                              THE INDENTURE TRUSTEE

          Section 8.01   CERTAIN DUTIES AND RESPONSIBILITIES.

               (a) The Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Notes of any series or classes, and no implied covenants or obligations will be read into this Indenture against the Indenture Trustee.

               (b) In the absence of bad faith or negligence on its part, the Indenture Trustee may, with respect to Notes of any series or class, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee will be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein.

               (c) In case an Event of Default with respect to any series or class of Notes has occurred and is continuing, the Indenture Trustee will exercise with respect to the Notes of such series or class such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a fiduciary would exercise or use under the circumstances in the conduct of such person's own affairs.

               (d) No provision of this Indenture will be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                    (i) this SUBSECTION (d) will not be construed to limit the effect of SUBSECTION (a) of this Section;

                    (ii) the Indenture Trustee will not be liable for any error of judgment made in good faith by an Indenture Trustee Authorized Officer, unless

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          it will be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                    (iii) the Indenture Trustee will not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Holders of any series or class relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture with respect to the Notes of such series or class; and

                    (iv) no provision of this Indenture will require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it will have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to the Indenture Trustee against such risk or liability is not reasonably assured to it.

               (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee will be subject to the provisions of this Section.

          Section 8.02 NOTICE OF DEFAULTS. Within thirty (30) days after the occurrence of an Event of Default hereunder with respect to Notes of any series or class:

               (a) the Indenture Trustee will transmit by mail to all Registered Noteholders of such series or class, as their names and addresses appear in the Note Register, notice of such Event of Default hereunder known to the Indenture Trustee,

               (b) the Indenture Trustee will notify all Holders of Bearer Notes of such series or class, by publication of notice of such Event of Default hereunder in an Authorized Newspaper, or as otherwise provided in the applicable Indenture Supplement provided there are Outstanding Bearer Notes, and

               (c) the Indenture Trustee will give prompt written notification thereof to the Note Rating Agencies, unless such Event of Default will have been cured or waived;

          Section 8.03 CERTAIN RIGHTS OF INDENTURE TRUSTEE. Except as otherwise provided in SECTION 8.01:

               (a) the Indenture Trustee may conclusively rely and will be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate from the Issuer;

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

               (c) whenever in the administration of this Indenture the Indenture Trustee will deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

               (d) the Indenture Trustee may consult with counsel of its own selection and the advice of such counsel or any Master Owner Trust Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

               (e) the Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

               (f) the Indenture Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee will determine to make such further inquiry or investigation, it will be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

               (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Indenture Trustee will not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

               (h) the Indenture Trustee will not be responsible for filing any financing statements or continuation statements in connection with the Notes, but will cooperate with the Issuer in connection with the filing of such financing statements or continuation statements.

          Section 8.04 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES. The recitals contained herein and in the Notes, except the certificates of authentication, will be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Indenture Trustee will not be accountable for the use or application by the Issuer of Notes or the proceeds thereof.

          Section 8.05 MAY HOLD NOTES. The Indenture Trustee, any Paying Agent, the Note Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to SECTIONS 8.08 and 8.13, may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Note Registrar or such other agent.

          Section 8.06 MONEY HELD IN TRUST. Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this

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Indenture or the other Issuer Documents. The Indenture Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer.

          Section 8.07 COMPENSATION AND REIMBURSEMENT, LIMIT ON COMPENSATION, REIMBURSEMENT AND INDEMNITY.

               (a) The Issuer shall cause the Servicer pursuant to the Series Supplement

                    (i) to pay to the Indenture Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation will not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                    (ii) except as otherwise expressly provided herein, to reimburse the Indenture Trustee upon its request for all reasonable out of pocket expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                    (iii) to indemnify the Indenture Trustee for, and to hold it harmless against, any and all loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability (whether asserted by the Issuer, the Servicer, any Holder or any other Person) in connection with the exercise or performance of any of its powers or duties hereunder. The Indenture Trustee will have no recourse to any asset of the Issuer other than funds available pursuant to SECTION 7.06 or to any Person other than the Servicer or the Issuer.

               (b) This Section will survive the termination of this Indenture and the resignation or replacement of the Indenture Trustee under SECTION 8.10.

          Section 8.08 DISQUALIFICATION; CONFLICTING INTERESTS. If the Indenture Trustee has or will acquire a conflicting interest within the meaning of the Trust Indenture Act, the Indenture Trustee will, if so required by the Trust Indenture Act, either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. Nothing herein will prevent the Indenture Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 3.10(b) of the Trust Indenture Act.

          Section 8.09 CORPORATE INDENTURE TRUSTEE REQUIRED; ELIGIBILITY. The Indenture Trustee shall at all times satisfy the requirements of Section 310(a) of the Trust Indenture Act. There will at all times be an Indenture Trustee hereunder with respect to each series or class of Notes, which will be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by

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federal or state authority, and having a long term unsecured debt rating of at least BBB- by Standard & Poor's and Baa3 by Moody's. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Issuer may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Issuer, serve as Indenture Trustee. If at any time the Indenture Trustee with respect to any series or class of Notes will cease to be eligible in accordance with the provisions of this Section, it will resign immediately in the manner and with the effect hereinafter specified in this Article.

          Section 8.10   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

               (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article will become effective until the acceptance of appointment by the successor Indenture Trustee under SECTION 8.11.

               (b) The Indenture Trustee may resign with respect to any series or class of Notes at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

               (c) The Indenture Trustee may be removed with respect to any series or class of Notes at any time by Act of the Majority Holders of that series or class, delivered to the Indenture Trustee and to the Issuer.

               (d) If at any time:

                    (i) the Indenture Trustee fails to comply with Section 3.10(b) of the Trust Indenture Act with respect to any series or class of Notes after written request therefor by the Issuer or by any Noteholder who has been a bona fide Holder of a Note of that series or class for at least 60 days, or

                    (ii)    the Indenture Trustee ceases to be eligible under
          SECTION 8.09 with respect to any series or class of Notes and fails to resign after written request therefor by the Issuer or by any such Noteholder, or

                    (iii) the Indenture Trustee otherwise becomes legally incapable of acting with respect to any series or class of Notes, or

                    (iv) the Indenture Trustee is adjudged bankrupt or insolvent or a receiver of the Indenture Trustee or of its property is appointed or any public officer takes charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,

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(A) the Issuer may remove the Indenture Trustee, with respect to the series or class, or in the case of CLAUSE (iv), with respect to all series or classes, or
(B) subject to SECTION 7.09, any Noteholder who has been a bona fide Holder of a Note of such series, class and class for at least six (6) months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee with respect to such series or class and the appointment of a successor Indenture Trustee with respect to the series or class, or, in the case of CLAUSE (iv), with respect to all series and classes.

               (e) If the Indenture Trustee resigns, is removed or otherwise becomes legally incapable of acting with respect to any series or class of Notes, or if a vacancy shall occur in the office of the Indenture Trustee with respect to any series or class of Notes for any cause, the Issuer will promptly appoint a successor Indenture Trustee for that series or class of Notes. If a successor Indenture Trustee with respect to such series or class does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, Issuer or Majority Holders may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee with respect to such series or class.

               (f) The Issuer will give written notice of each resignation and each removal of the Indenture Trustee with respect to any series or class and each appointment of a successor Indenture Trustee with respect to any series or class to each Noteholder as provided in SECTION 1.05 and to each Note Rating Agency. Each notice will include the name of the successor Indenture Trustee and the address of its principal Indenture Trustee Corporate Trust Office.

          Section 8.11 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. Every successor Indenture Trustee appointed hereunder will execute, acknowledge and deliver to the Issuer and to the predecessor Indenture Trustee an instrument accepting such appointment, with a copy to the Note Rating Agencies, and thereupon the resignation or removal of the predecessor Indenture Trustee will become effective with respect to any series or class as to which it is resigning or being removed as Indenture Trustee, and such successor Indenture Trustee, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the predecessor Indenture Trustee with respect to any such series or class; but, on request of the Issuer or the successor Indenture Trustee, such predecessor Indenture Trustee will, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the predecessor Indenture Trustee, and will duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such predecessor Indenture Trustee hereunder with respect to all or any such series or class, subject nevertheless to its lien, if any, provided for in SECTION
8.07. Upon request of any such successor Indenture Trustee, the Issuer will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts. In case of the appointment hereunder of a successor Indenture Trustee with respect to the Notes of one or more (but not all) series or classes, the Issuer, the predecessor Indenture Trustee and each successor Indenture Trustee with respect to the Notes of any applicable series or class will execute and deliver an Indenture Supplement which will contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Indenture Trustee with respect to the Notes of any series or class as to which the predecessor Indenture Trustee is not being succeeded will continue to be vested in the predecessor Indenture Trustee, and will add to or change any of the provisions of this Indenture

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as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such Indenture Supplement will constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee will be Indenture Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee. No successor Indenture Trustee with respect to any series or class of Notes will accept its appointment unless at the time of such acceptance such successor Indenture Trustee will be qualified and eligible with respect to that series or class under this Article.

          Section 8.12 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, will be the successor of the Indenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Issuer will give prompt written notice of such merger, conversion, consolidation or succession to the Note Rating Agencies . In case any Notes shall have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

          Section 8.13 PREFERENTIAL COLLECTION OF CLAIMS AGAINST ISSUER. If and when the Indenture Trustee shall be or become a creditor of the Issuer (or any other obligor upon the Notes), the Indenture Trustee will be subject to the provisions of Section 3.11 of the Trust Indenture Act. An Indenture Trustee who has resigned or been removed will be subject to Section 3.11(a) of the Trust Indenture Act to the extent provided therein.

          Section 8.14 APPOINTMENT OF AUTHENTICATING AGENT. At any time when any of the Notes remain Outstanding, the Indenture Trustee, with the approval of the Issuer and prior written notice to the Administrator and the Servicer, may appoint an Authenticating Agent or Agents with respect to one or more series or classes of Notes which will be authorized to act on behalf of the Indenture Trustee to authenticate Notes of such series or classes in connection with the issuance, deliveries, exchange, registration of transfer or partial redemption thereof or pursuant to SECTION 3.06, and Notes so authenticated will be entitled to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication, such reference will be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent, including any certificate of authentication executed on behalf of the Indenture Trustee by an Authenticating Agent. Each Authenticating Agent will be acceptable to the Issuer and will at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and, if other than the Issuer itself, subject to supervision or examination by a federal or state authority. If such Authenticating Agent publishes reports of

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condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent will cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent will resign immediately in the manner and with the effect specified in this Section. The initial Authenticating Agent for the Notes of all series and classes will be the Indenture Trustee. Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent will be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, will continue to be an Authenticating Agent, provided such corporation will be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Indenture Trustee or the Authenticating Agent. An Authenticating Agent may resign at any time by giving written notice thereof to the Indenture Trustee and to the Issuer. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent will cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee, with the approval of the Issuer, may appoint a successor Authenticating Agent which will be acceptable to the Issuer and will give notice to each Noteholder as provided in SECTION 10.09. Any successor Authenticating Agent upon acceptance of its appointment hereunder will become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section. The Indenture Trustee agrees to pay to each Authenticating Agent (other than an Authenticating Agent appointed at the request of the Issuer from time to time) reasonable compensation for its services under this Section, and the Indenture Trustee will be entitled to be reimbursed for such payments, subject to the provisions of SECTION 8.07. If an appointment with respect to one or more series or classes is made pursuant to this Section, the Notes of such series or classes may have endorsed thereon, in addition to the Indenture Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                    This is one of the Notes of the series or classes designated therein referred to in the within-mentioned Indenture.

                                      THE BANK OF NEW YORK, as Indenture Trustee

                                      By:
                                         -------------------------------
                                      As Authenticating Agent

                                      By:
                                         -------------------------------
                                      Indenture Trustee Authorized Officer

          Section 8.15 TAX RETURNS. In the event the Issuer shall be required to file tax returns, the Administrator pursuant to the Administration Agreement shall prepare or shall cause to be prepared such tax returns and shall provide such tax returns to the Master Owner Trust Trustee or

                                       56
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the Master Owner Trust Beneficiary for signature at least five (5) days before such tax returns are due to be filed. The Issuer, in accordance with the terms of each Indenture Supplement, shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Noteholders and shall deliver such information to the Indenture Trustee at least five (5) days prior to the date it is required by law to be distributed to Noteholders. The Indenture Trustee, upon written request, will furnish the Servicer with all such information known to the Indenture Trustee as may be reasonably requested and required in connection with the preparation of all tax returns of the Issuer, and shall, upon request, execute such returns. In no event shall the Indenture Trustee or the Master Owner Trust Trustee be personally liable for any liabilities, costs or expenses of the Issuer or any Noteholder arising under any tax law, including without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto arising from a failure to comply therewith).

          Section 8.16 REPRESENTATIONS AND COVENANTS OF THE INDENTURE TRUSTEE. The Indenture Trustee represents, warrants and covenants that:

                    (i) The Indenture Trustee is a banking corporation duly organized and validly existing under the laws of the State of New York;

                    (ii) The Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and the other Issuer Documents to which it is a party; and

                    (iii) Each of this Indenture and other Issuer Documents to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.

          Section 8.17 CUSTODY OF THE COLLATERAL. The Collateral Certificate shall be registered in the name of the Indenture Trustee and shall be delivered to and held by the Indenture Trustee in the State of New York separate and apart from all other property held by the Indenture Trustee. The Indenture Trustee shall hold such of the Collateral as constitutes an Eligible Investment in accordance with SECTION 4.03(c). All other Collateral that is not described in the preceding two sentences (i) that constitutes investment property shall be held by the Indenture Trustee through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (A) such investment property at all times shall be credited to a securities account of the Indenture Trustee, (B) all property credited to such securities account shall be treated as a financial asset, (C) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (D) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (E) such securities intermediary shall not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee, (F) such securities account and all property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such securities intermediary or anyone claiming through such securities intermediary (other than the Indenture Trustee), and (G) such agreement between such

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securities intermediary and the Indenture Trustee shall be governed by the laws of the State of New York; and (ii) if not described in clause (i) above, shall be held by the Indenture Trustee in the State of New York separate and apart from all other property held by the Indenture Trustee. Notwithstanding any other provision of this Indenture, the Indenture Trustee shall not hold any Collateral through an agent except as expressly permitted by this SECTION 8.17 and SECTION 4.03(c). Each term used in this SECTION 8.17 and defined in the New York UCC shall have the meaning set forth in the New York UCC.

          Section 8.18 APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE.

               (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders and (only to the extent expressly provided herein) the Master Owner Trust Certificateholders, such title to the Collateral, or any part thereof, and, subject to the other provisions of this SECTION 8.18, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under SECTION 8.09 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under SECTION 8.10.

               (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                    (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                    (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                    (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

               (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall

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refer to this Indenture and the conditions of this ARTICLE VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

               (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE IX
       NOTEHOLDERS' MEETINGS, LISTS, REPORTS BY INDENTURE TRUSTEE, ISSUER
                       AND MASTER OWNER TRUST BENEFICIARY

          Section 9.01 ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Issuer will furnish or cause to be furnished to the Indenture Trustee:

               (a) not more than fifteen (15) days after each Note Record Date, in each year in such form as the Indenture Trustee may reasonably require, a list of the names, addresses and taxpayer identification numbers of the Registered Noteholders of such series or classes as of such date, PROVIDED, HOWEVER, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished; and

               (b) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after the receipt by the Issuer of any such request, a list of similar form and content as of a date not more than fifteen
(15) days before the time such list is furnished, PROVIDED, HOWEVER, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

          Section 9.02   PRESERVATION OF INFORMATION; COMMUNICATIONS TO
NOTEHOLDERS.

               (a) The Indenture Trustee will preserve, in as current a form as is reasonably practicable, the names, addresses and taxpayer identification numbers of Registered Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in SECTION 9.01 and the names and addresses of Registered Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in SECTION 9.01 upon receipt of a new list so furnished.

               (b) If three (3) or more Holders of Notes of any series or class (hereinafter referred to as "APPLICANTS") apply in writing to the Indenture Trustee, and furnish to the Indenture Trustee reasonable proof that each such applicant has owned a Note of such series or class for a period of at least six
(6) months preceding the date of such application, and such application

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states that the applicants desire to communicate with other Holders of Notes of such series or class or with the Holders of all Notes with respect to their rights under this Indenture or under such Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Indenture Trustee will, within five (5) Business Days after the receipt of such application, at its election, either

                    (i) afford such applicants access to the information preserved at the time by the Indenture Trustee in accordance with
          SECTION 9.02(a), or

                    (ii) inform such applicants as to the approximate number of Holders of Notes of such series or class or all Notes, as the case may be, whose names and addresses appear in the information preserved at the time by the Indenture Trustee in accordance with SECTION 9.02(a), and as to the approximate cost of mailing to such Noteholders the form of proxy or other communication, if any, specified in such application.

          If the Indenture Trustee shall elect not to afford such applicants access to such information, the Indenture Trustee shall, upon the written request of such applicants, mail to each Holder of a Registered Note of such series or class or to all Registered Noteholders, as the case may be, whose names and addresses appear in the information preserved at the time by the Indenture Trustee in accordance with SECTION 9.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Indenture Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless, within five (5) days after such tender, the Indenture Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Indenture Trustee, such mailing would be contrary to the best interests of the Holders of Notes of such series or class or all Noteholders, as the case may be, or would be in violation of applicable law. Such written statement will specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Indenture Trustee will mail copies of such material to all Registered Noteholders of such series or class or all Registered Noteholders, as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Indenture Trustee will be relieved of any obligation or duty to such applicants respecting their application.

               (c) Every Holder of Notes, by receiving and holding the same, agrees with the Issuer and the Indenture Trustee that neither the Issuer nor the Indenture Trustee will be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with SECTION 9.02(b), regardless of the source from which such information was derived, and that the Indenture Trustee will not be held accountable by reason of mailing any material pursuant to a request made under
SECTION 9.02(b).

          Section 9.03   REPORTS BY INDENTURE TRUSTEE.

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               (a) The term "REPORTING DATE" as used in this Section means
February 1. Within sixty (60) days after the reporting date in each year, beginning in 200_, the Indenture Trustee will transmit to Noteholders, in the manner and to the extent provided in Section 3.13(c) of the Trust Indenture Act, a brief report dated as of such reporting date if required by Section 3.13(a) of the Trust Indenture Act.

               (b) To the extent required by the Trust Indenture Act, the Indenture Trustee will mail each year to all Registered Noteholders, with a copy to the Note Rating Agencies a report concerning:

                    (i) its eligibility and qualifications to continue as trustee under this Indenture;

                    (ii) any amounts advanced by the Indenture Trustee under this Indenture;

                    (iii) the amount, interest rate and maturity date or indebtedness owing by the Issuer to the Indenture Trustee in the Indenture Trustee's individual capacity;

                    (iv) the property and funds physically held by the Indenture Trustee as Indenture Trustee;

                    (v) any release or release and substitution of Collateral subject to the lien of this Indenture which has not previously been reported; and

                    (vi) any action taken by the Indenture Trustee that materially affects the Notes and that has not previously been reported.

               (c) The Indenture Trustee will comply with Sections 3.13(b) and 3.13(c) of the Trust Indenture Act.

               (d) A copy of each such report will, at the time of such transmission to Noteholders, be filed by the Indenture Trustee with each stock exchange upon which the Notes are listed, and also with the Commission. The Issuer will notify the Indenture Trustee when the Notes are admitted to trading on any stock exchange or delisted therefrom.

          Section 9.04   MEETINGS OF NOTEHOLDERS; AMENDMENTS AND WAIVERS.

               (a) Except for any consent that must be given by the Holders of each Outstanding Note affected or any action to be taken by the Issuer as holder of the Collateral Certificate, any resolution presented at any meeting at which a quorum is present may be adopted by the affirmative vote of the Majority Holders of that series or class, as the case may be. For any vote, request, demand, authorization, direction, notice, consent, waiver or other action provided by the Series Supplement to be given or taken by the holder of the Collateral Certificate, any resolution presented at any meeting at which the Majority Holders of all Outstanding Notes is present may be adopted by the affirmative vote of the Majority Holders of all Outstanding Notes. However, any resolution with respect to any consent, waiver, request, demand, notice, authorization,

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direction or other action which may be given by the Holders of not less than a specified percentage in aggregate Outstanding Principal Amount of Outstanding Notes of a series or class or all Notes may be adopted at any meeting at which a quorum is present only by the affirmative vote of the Holders of not less than the specified percentage in aggregate Outstanding Principal Amount of the Outstanding Notes of that series or class or all Outstanding Notes, as the case may be. Any resolution passed or decision taken at any meeting of Noteholders duly held in accordance with this Indenture will be binding on all Noteholders of the affected series or class.

               (b) The quorum at any meeting will be persons holding or representing the Majority Holders of a series or class or all Notes, as the case may be; provided, however, that if any action is to be taken at that meeting concerning a consent, waiver, request, demand, notice, authorization, direction or other action that may be given by the Holders of not less than a specified percentage in aggregate Outstanding Principal Amount of the Outstanding Notes of a series or class or all Notes, as applicable, the persons holding or representing such specified percentage in aggregate Outstanding Principal Amount of the Outstanding Notes of such series or class or all Notes will constitute a quorum.

               (c) The ownership of Registered Notes will be proved by the Note Register. The Ownership of Bearer Notes will be proved as provided in SECTION 1.04(c)(ii).

               (d) The Issuer may make reasonable rules for other matters relating to action by or a meeting of Noteholders not otherwise covered by this Section.

          Section 9.05   REPORTS BY ISSUER TO THE COMMISSION. The Issuer will:

               (a) file with the Indenture Trustee, within fifteen (15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
Section 13 of the Securities Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

               (b) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (c) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (a) and (b) of this

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SECTION 9.05 as may be required by rules and regulations prescribed from time to time by the Commission.

          Section 9.06 REPORTS BY INDENTURE TRUSTEE. The Indenture Trustee will report to the Issuer with respect to the amount on deposit in the Accounts, and the identity of the investments included therein, as the Issuer may from time to time reasonably request which, absent the occurrence of an Event of Default hereunder, will not occur more often than monthly.

          Section 9.07 MONTHLY NOTEHOLDERS' STATEMENT. On each Transfer Date the Issuer will, in cooperation with the Servicer of the Master Trust, complete and deliver to the Indenture Trustee and the Master Trust Trustee (with a copy to each Note Rating Agency ) a Monthly Noteholders' Statement.

          Section 9.08   PAYMENT INSTRUCTION TO MASTER TRUST.

               (a) Promptly after the receipt by the Issuer of each Monthly Servicer's Certificate under the Series Supplement, the Issuer will, in cooperation with the Servicer of the Master Trust, complete the Payment Instruction and deliver a copy thereof to the Indenture Trustee and the Master Trust Trustee.

               (b) From time to time, the Issuer will notify the Servicer under the Series Supplement of the information necessary to be provided by the Issuer under the Pooling and Servicing Agreement as supplemented by the Series Supplement to calculate the various amounts required under the Pooling and Servicing Agreement with respect to the Collateral Certificate.

                                    ARTICLE X
         INDENTURE SUPPLEMENTS; AMENDMENTS TO THE POOLING AND SERVICING
                 AGREEMENT AND AMENDMENTS TO THE TRUST AGREEMENT

          Section 10.01 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS. Without the consent of the Holders of any Notes but with prior notice to each Note Rating Agency, the Issuer and the Indenture Trustee, at any time and from time to time, upon delivery of the Tax Opinions and upon delivery by the Issuer to the Indenture Trustee of an Officer's Certificate to the effect that the Issuer reasonably believes that such amendment will not have a material adverse effect on the interests of the Noteholders and is not reasonably expected to have material adverse effect on the interests of the Noteholders at any time in the future, may amend this Indenture or any Indenture Supplement or enter into one or more supplemental Indentures hereto or thereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

               (a) to add to the covenants of the Issuer, or to surrender any right or power herein conferred upon the Issuer for the benefit of the Holders of the Notes of any or all series or classes (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series or classes of Notes, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified series or classes); or

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               (b) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or in any Indenture Supplement, or to make any other provisions with respect to matters or questions arising under this Indenture; or

               (c) to add to this Indenture such provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 3.16(a)(2) of the Trust Indenture Act as in effect at the date as of which this Indenture was executed or any corresponding provision in any similar federal statute hereafter enacted; or

               (d) to establish any form of Note, as provided in ARTICLE II, and to provide for the issuance of any series or class of Notes as provided in
ARTICLE III and to set forth the terms thereof, and/or to add to the rights of the Holders of the Notes of any series or class; or

               (e) to evidence and provide for the acceptance of appointment by another corporation as a successor Indenture Trustee hereunder with respect to one or more series or classes of Notes and to add to or change any of the provisions of this Indenture as will be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, pursuant to SECTIONS 8.10 AND 8.18; or

               (f) to add any additional Early Redemption Events or Events of Default in respect of the Notes of any or all series or classes (and if such additional Events of Default are to be in respect of less than all series or classes of Notes, stating that such Events of Default are expressly being included solely for the benefit of one or more specified series or classes); or

               (g) to provide for the consolidation of the Master Trust and the Issuer into a single Entity or the transfer of assets in the Master Trust to the Issuer after the termination of all series of Investor Certificates (other than the Collateral Certificate); or

               (h) if the Collateral Certificate is the only Outstanding Investor Certificate issued by the Master Trust, to dissolve the Master Trust and terminate the Pooling and Servicing Agreement, permit the Issuer to acquire the Dealer Notes directly and enter into a sale and servicing agreement that contains, to the extent applicable, the sale and servicing provisions of the Pooling and Servicing Agreement and amend all documents to reflect the direct ownership of the Dealer Notes by the Issuer.

          Additionally, notwithstanding any provision of this ARTICLE X to the contrary, this Indenture or any Indenture Supplement may be amended without the consent of the Indenture Trustee or any of the Noteholders, upon delivery of the Tax Opinions, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or any Indenture Supplement or of modifying in any manner the rights of the Holders of the Notes under this Indenture or any Indenture Supplement; provided, however, that (i) the Issuer shall deliver to the Indenture Trustee and the Master Owner Trust Trustee an Officer's Certificate to the effect that the Issuer reasonably believes that such amendment will not have a material adverse effect on the interests of the Noteholders and is not reasonably expected to have a material adverse effect on the interests of the Noteholders at any time in the future and
(ii) the Note Rating Agencies have provided written confirmation that such amendment satisfies any Note Rating Agency Condition.

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          Section 10.02  SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS.
With prior notice to each applicable Note Rating Agency and the consent of not less than 50% in Outstanding Principal Amount of each series of notes affected by such amendment of this Indenture or any Indenture Supplement or any supplemental Indenture hereto or thereto, by Act of said Holders delivered to the Issuer and the Indenture Trustee, the Issuer and the Indenture Trustee, upon delivery of the Tax Opinions, may enter into an amendment of this Indenture or such Indenture Supplement for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or any Indenture Supplement or of modifying in any manner the rights of the Holders of the Notes of each such series or class under this Indenture or any Indenture Supplement; PROVIDED, HOWEVER, that no such amendment or supplemental Indenture will, without the consent of the Holder of each Outstanding Note affected thereby:

               (a) change the scheduled Transfer Date of any payment of interest on any Note, or change an Expected Principal Payment Date or Legal Final Maturity Date of any Note;

               (b) reduce the Stated Principal Amount of, or the interest rate on any Note, or change the method of computing the Outstanding Principal Amount or the Nominal Liquidation Amount in a manner that is adverse to the Holder of any Note;

               (c) reduce the amount of a Discount Note payable upon the occurrence of an Early Redemption Event or other optional or mandatory redemption or upon the acceleration of its maturity;

               (d) impair the right to institute suit for the enforcement of any payment on any Note;

               (e) reduce the percentage in Outstanding Principal Amount of the Outstanding Notes of any series or class, the consent of whose Holders is required for any such Indenture Supplement, or the consent of whose Holders is required for any waiver of compliance with the provisions of this Indenture or of defaults hereunder and their consequences, provided for in this Indenture;

               (f) modify any of the provisions of this Section or SECTION 7.15, except to increase any percentage of Holders required to consent to any such amendment or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

               (g) permit the creation of any lien or other encumbrance on the Collateral that secures any class of Notes that is prior to the lien in favor of the Holders of the Notes of such class;

               (h) change any Place of Payment where any principal of, or interest on, any Note is payable, unless otherwise provided in the applicable Indenture Supplement;

               (i) change the method of computing the amount of principal of, or interest on, any Note on any date; or

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               (j) make any other amendment not permitted by SECTION 10.01.

          An amendment of this Indenture or an Indenture Supplement which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series or class of Notes, or which modifies the rights of the Holders of Notes of such series or class with respect to such covenant or other provision, will be deemed not to affect the rights under this Indenture of the Holders of Notes of any other series or class.

          It will not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed amendment or supplemental Indenture, but it will be sufficient if such Act will approve the substance thereof.

          Promptly after amendment pursuant to this SECTION 10.02 is complete, the Indenture Trustee shall provide written notice to the Noteholders of such amendment.

          Section 10.03 EXECUTION OF INDENTURE SUPPLEMENTS. In executing or accepting the additional trusts created by any amendment of this Indenture or Indenture Supplement or any supplemental Indenture hereto or thereto permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee will be entitled to receive, and (subject to SECTION 8.01) will be fully protected in relying upon, a Master Owner Trust Tax Opinion stating that the execution of such amendment or supplemental Indenture is authorized or permitted by this Indenture and that all conditions precedent thereto have been satisfied. The Indenture Trustee may, but will not (except to the extent required in the case of an amendment or supplemental Indenture entered into under SECTION 10.01(d) or 10.01(f)) be obligated to, enter into any such amendment or supplemental Indenture which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Section 10.04 EFFECT OF INDENTURE SUPPLEMENTS. Upon the execution of any amendment of this Indenture or Indenture Supplement or any supplemental Indenture under this Article, this Indenture will be modified in accordance therewith with respect to each series or class of Notes affected thereby, or all Notes, as the case may be, and such amendment or supplemental Indenture will form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder will be bound thereby to the extent provided therein.

          Section 10.05 CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture or Indenture Supplement or any supplemental Indenture executed pursuant to this Article will conform to the requirements of the Trust Indenture Act as then in effect.

          Section 10.06 REFERENCE IN NOTES TO INDENTURE SUPPLEMENTS. Notes authenticated and delivered after the execution of any amendment of this Indenture or Indenture Supplement or any supplemental Indenture pursuant to this Article may, and will, if required by the Indenture Trustee, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such amendment or supplemental Indenture. If the Issuer will so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such

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amendment or supplemental Indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

          Section 10.07 AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT. By their acceptance of a Note, the Noteholders acknowledge that the Pooling and Servicing Agreement may be amended only pursuant to SECTION 13.01 thereof.

          For purposes of any vote or consent under the Pooling and Servicing Agreement or any supplement thereto:

                    (i) that requires the consent or vote of each Investor Certificateholder, each Noteholder will be treated as an Investor Certificateholder under the Pooling and Servicing Agreement and any related supplement thereto;

                    (ii) that requires the consent or vote of any series of Investor Certificates, each series of Notes will be treated as a series of Investor Certificates under the Pooling and Servicing Agreement and any related supplement thereto; and

                    (iii) that requires the consent or vote of any class of Investor Certificates, each class of Notes will be treated as a class of Investor Certificates under the Pooling and Servicing Agreement and any related supplement thereto.

          Section 10.08 AMENDMENTS TO THE MASTER OWNER TRUST AGREEMENT. By their acceptance of a Note, the Noteholders acknowledge that the Trust Agreement may be amended only pursuant to SECTIONS 8.1 AND 8.2 thereof.

          Section 10.09 NOTICE. If the Indenture Trustee, as holder of the Collateral Certificate for the benefit of the Noteholders, receives a request for a consent to any amendment, modification, waiver or supplement under this Indenture, the Pooling and Servicing Agreement, the Master Owner Trust Agreement or other document contemplated herein, the Indenture Trustee will forthwith provide notice of such proposed amendment, modification, waiver or supplement, as provided in this SECTION 10.09, to each Noteholder as of such date that is entitled to vote on a consent to such matter and to each Note Rating Agency. The Indenture Trustee will request from such Noteholders directions as to (i) whether or not the Indenture Trustee should take or refrain from taking any action which the holder of the Collateral Certificate has the option to direct,
(ii) whether or not to give or execute any waivers, consents, amendments, modifications or supplements as a holder of such Collateral Certificate and
(iii) the casting of any vote with respect to the Collateral Certificate or the Noteholders of a series or class if a vote has been called for with respect thereto; provided, that, in directing any action or casting any vote or giving any consent as the holder of the Collateral Certificate, the Indenture Trustee will vote or consent with respect to such Collateral Certificate the applicable series or class, as the case may be, in the same proportion as the Notes were actually voted by Holders thereof as notified by such Noteholders to the Indenture Trustee at least two (2) Business Days before the Indenture Trustee takes such action or casts such vote or gives such consent.

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                                   ARTICLE XI
         REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ISSUER AND THE
                                  PAYING AGENT

          Section 11.01 PAYMENT OF PRINCIPAL AND INTEREST. With respect to each series or class of Notes, the Issuer will duly and punctually pay the principal of and interest on such Notes in accordance with their terms, this Indenture and any applicable Indenture Supplement and will duly comply with all the other terms, agreements and conditions contained in, or made in this Indenture and any applicable Indenture Supplement for the benefit of, the Notes of such series or class in all material respects.

          Section 11.02 MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain an office, agency or Paying Agent in each Place of Payment where Notes may be presented or surrendered for payment, where Notes may be surrendered for transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of such office or agency. If at any time the Issuer will fail to maintain such office or agency or will fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Indenture Trustee Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee its agent to receive all such presentations, surrenders, notices and demands.

          Section 11.03 MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST. The Paying Agent, on behalf of the Indenture Trustee, will make distributions to Noteholders from the Deposit Accounts or other applicable Account pursuant to the provisions of ARTICLE V of this Indenture or any Indenture Supplement and will report the amounts of such distributions to the Indenture Trustee. Any Paying Agent will have the revocable power to withdraw funds from the Deposit Accounts or other applicable Account for the purpose of making the distributions referred to above. The Indenture Trustee may revoke such power and remove the Paying Agent if the Indenture Trustee determines in its sole discretion that the Paying Agent has failed to perform its obligations under this Indenture or any Indenture Supplement in any material respect. The Paying Agent upon removal will return all funds in its possession to the Indenture Trustee.

          The Issuer will cause each Paying Agent (other than the Indenture Trustee) for any series or class of Notes to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent will agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it so agrees), subject to the provisions of this Section, that such Paying Agent will:

               (a) hold all sums held by it for the payment of principal of or interest on Notes of such series or class in trust for the benefit of the Persons entitled thereto until such sums will be paid to such Persons or otherwise disposed of as herein provided;

               (b) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes of such series or class) in the making of any such payment of principal or interest on the Notes of such series or class;

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               (c) if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

               (d) immediately resign as a Paying Agent and, if such Paying Agent is not the Indenture Trustee, forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards described in this Section required to be met by a Paying Agent at the time of its appointment; and

               (e) comply with all requirements of the Internal Revenue Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any series or class of Notes or for any other purpose, pay, or by an Officer's Certificate direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by the Issuer or such Paying Agent in respect of each and every series or class of Notes as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Issuer in respect of all Notes, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent will be released from all further liability with respect to such money.

          Any money deposited with the Indenture Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the principal of or interest on any Note of any series or class and remaining unclaimed for two years after such principal or interest has become due and payable will be paid to the Issuer upon request in an Officer's Certificate, or (if then held by the Issuer) will be discharged from such trust; and the Holder of such Note will thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, will thereupon cease. The Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer give notice to the Holders of the Notes as to which the money to be repaid was held in trust, as provided in SECTION 10.09, a notice that such funds remain unclaimed and that, after a date specified in the notice, which will not be less than thirty (30) days from the date on which the notice was first mailed or published to the Holders of the Notes as to which the money to be repaid was held in trust, any unclaimed balance of such funds then remaining will be paid to the Issuer free of the trust formerly impressed upon it.

          The Issuer initially authorizes the Indenture Trustee to act as Paying Agent for the Notes on its behalf. The Issuer may at any time and from time to time authorize one or more Persons (including the Indenture Trustee) to act as Paying Agent in addition to or in place of the Indenture Trustee with respect to any series or class of Notes issued under this Indenture.

          Each Paying Agent will at all times be subject to the eligibility criteria applicable to the Indenture Trustee specified in SECTIONS 8.08 AND 8.09.

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          Section 11.04  STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Indenture Trustee and the Note Rating Agencies, on or before April 15th of each year or within ten Business Days of the Issuer's discovery of an event discussed in this Section 11.04, beginning in 2004, a written statement signed by an Issuer Authorized Officer stating that:

               (a) in the course of the performance by the signer of his duties as officer of the Issuer he would normally obtain knowledge of a breach of any of the Issuer's covenants contained in this Agreement; and

               (b) whether he has obtained knowledge of any such breach of covenant, and, if so, specifying each such breach of covenant of which the signer has knowledge and the nature thereof.

          Section 11.05 LEGAL EXISTENCE. The Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other related instrument or agreement.

          Section 11.06 FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

          Section 11.07 COMPLIANCE WITH LAWS. The Issuer will comply with the requirements of all applicable laws, the noncompliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes or this Indenture.

          Section 11.08 NOTICE OF EVENTS OF DEFAULT. The Issuer agrees to give the Indenture Trustee and the Note Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Master Trust or the Seller of its respective obligations under the Pooling and Servicing Agreement and any default of a Enhancement Provider.

          Section 11.09  CERTAIN NEGATIVE COVENANTS. The Issuer will not:

               (a) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts withheld in good faith from such payments under the Internal Revenue Code or other applicable tax law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed on any part of the Collateral;

               (b) sell, transfer, exchange, or otherwise dispose of any part of the Collateral unless directed to do so by the Indenture Trustee, except as expressly permitted by this Indenture, any Indenture Supplement, or the Trust Agreement;

               (c) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Indenture Trustee, the Noteholders and any applicable Enhancement Provider created by this Indenture to be amended, hypothecated, subordinated, terminated or

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discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby;

               (d) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien in favor of the Indenture Trustee, the Noteholders and any applicable Enhancement Provider created by this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof; or

               (e) permit the lien in favor of the Indenture Trustee, the Noteholders and any applicable Enhancement Provider created by this Indenture not to constitute a valid first priority security interest (other than with respect to a tax, mechanics, or similar lien) in the Collateral; or

               (f) voluntarily dissolve or liquidate in whole or in part.

          Section 11.10 NO OTHER BUSINESS. The Issuer will not engage in any business other than as permitted under the Master Owner Trust Agreement.

          Section 11.11 NO BORROWING. The Issuer will not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness for borrowed money except for the Notes.

          Section 11.12 RULE 144A INFORMATION. For so long as any of the Notes of any series or class are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Exchange Act, the Issuer agrees to provide to any Noteholder of such series or class and to any prospective purchaser of Notes designated by such Noteholder, upon the request of such Noteholder or prospective purchaser, any information required to be provided to such Holder or prospective purchaser to satisfy the conditions set forth in Rule 144A(d)(4) under the Securities Exchange Act.

          Section 11.13  PERFORMANCE OF OBLIGATIONS.

               (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Master Owner Trust Agreement or such other instrument or agreement.

               (b) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, any Indenture Supplement, the Master Owner Trust Agreement and in the instruments and agreements relating to the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Master Owner Trust Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided herein or therein, the Issuer shall not waive, amend, modify, supplement or terminate this Indenture, any Indenture Supplement or the Master Owner Trust Agreement or any

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provision thereof without the consent of the Holders of a majority of the
Outstanding Amount of the Notes of each adversely affected series or class. The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Administrator to assist the Issuer in performing its duties under this Indenture.

               (c) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee and a majority in Outstanding Amount of the Notes of each affected series or class, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Issuer Documents), or waive timely performance or observance by the Servicer of its obligations under the Pooling and Servicing Agreement; and (ii) that any such amendment, modification, waiver, supplement, termination or surrender shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Dealer Notes or distributions that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, modification, waiver, supplement, termination or surrender without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, waiver, supplement, termination or surrender shall be so consented to by the Indenture Trustee and such Noteholders, the Issuer agrees to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as are necessary or appropriate in the circumstances.

          Section 11.14  ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

               (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                    (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger (i) shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia, (ii) shall not be subject to regulation as an "investment company" under the Investment Company Act and (iii) shall expressly assume, by an Indenture Supplement, executed and delivered to the Indenture Trustee, in a form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

                    (ii) immediately after giving effect to such transaction, no Event of Default or Early Redemption Event shall have occurred and be continuing;

                    (iii) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and a Master Owner Trust Opinion of Counsel each stating

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          that (i) such consolidation or merger and such Indenture Supplement comply with this SECTION 11.14, (ii) all conditions precedent in this
          SECTION 11.14 relating to such transaction have been complied with (including any filing required by the Securities Exchange Act), and
          (iii) such Indenture Supplement is duly authorized, executed and delivered and is valid, binding and enforceable against such person;

                    (iv) the Issuer shall have received written confirmation from each Note Rating Agency that any Note Rating Agency Condition is satisfied with respect to any Outstanding Notes as a result of such consolidation or merger;

                    (v) the Issuer shall have received a Master Owner Trust Tax Opinion (and shall have delivered copies thereof to the Indenture Trustee);

                    (vi) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                    (vii) such action shall not be contrary to the status of the Issuer as a qualified special purpose entity under existing accounting literature.

          PROVIDED, HOWEVER, that the preceding SUBSECTION (a) shall not apply to the consolidation or merger of the Issuer and the Master Trust.

               (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Collateral, substantially as an entirety to any Person, unless:

                    (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted (the "ACQUIRING PERSON") shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state, or the District of Columbia, (B) expressly assume, by an Indenture Supplement, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such Indenture Supplement that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such Indenture Supplement, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes, (E) expressly agree by means of such Indenture Supplement that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Securities Exchange Act in connection with the Notes and (F) not be an "INVESTMENT COMPANY" as defined in the Investment Company Act;

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                    (ii)    immediately after giving effect to such transaction,
          no Event of Default or Early Redemption Event shall have occurred and be continuing;

                    (iii) the Issuer shall have received written confirmation from each Note Rating Agency that any Note Rating Agency Condition is satisfied with respect to any Outstanding Notes as a result of such conveyance or transfer;

                    (iv) the Issuer shall have received a Master Owner Trust Tax Opinion (and shall have delivered copies thereof to the Indenture Trustee);

                    (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                    (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and a Master Owner Trust Opinion of Counsel each stating that such conveyance or transfer and such Indenture Supplement comply with this SECTION 11.14, the Indenture Supplement is duly authorized, executed and delivered and is valid, binding and enforceable against the Acquiring Person and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Securities Exchange Act).

          Section 11.15 SUCCESSOR SUBSTITUTED. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with SECTION 11.14 hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the Issuer in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this SECTION
11.15 shall be released from its obligations under this Indenture as issued immediately upon the effectiveness of such conveyance or transfer, provided that the Issuer shall not be released from any obligations or liabilities to the Indenture Trustee or the Noteholders arising prior to such effectiveness. And such Indenture Supplement is duly authorized, executed and delivered and is valid, binding and enforceable against such Acquiring Person.

          Section 11.16 GUARANTEES, LOANS, ADVANCES AND OTHER LIABILITIES. Except as contemplated by this Indenture or the Master Owner Trust Agreement, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

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          Section 11.17  CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

          Section 11.18 RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Master Owner Trust Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions as contemplated by, and to the extent funds are available for such purpose under, the Issuer Documents and (y) payments to the Indenture Trustee pursuant to SECTION 8.07 hereof. The Issuer will not, directly or indirectly, make payments to or distributions from the Deposit Accounts except in accordance with this Indenture or any Indenture Supplement.

          Section 11.19 REPRESENTATIONS AND WARRANTIES AS TO THE SECURITY INTEREST OF THE INDENTURE TRUSTEE IN THE COLLATERAL CERTIFICATE. The Issuer makes the following representations and warranties to the Indenture Trustee. The representations and warranties speak as of the execution and delivery of this Indenture and as of the issuance date of each series of Notes and shall survive the pledge of the Collateral Certificate to the Indenture Trustee pursuant to this Indenture.

               (a) This Indenture creates a valid and continuing security interest (as defined in the UCC) in the Collateral Certificate in favor of the Indenture Trustee, which security interest is prior to all other liens and security interests, and is enforceable as such as against creditors of and purchasers from the Issuer.

               (b) The Collateral Certificate constitutes a "certificated security" within the meaning of Article 8 of the UCC.

               (c) The Issuer owns and has good and marketable title to the Collateral Certificate free and clear of any lien, claim or encumbrance of any Person (other than the Indenture Trustee).

               (d) The Issuer has caused or will have caused, within ten days after the date of execution of this Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral Certificate granted to the Issuer hereunder.

               (e) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral Certificate. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Collateral Certificate other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against it.

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               (f) The Issuer has caused the Collateral Certificate to be registered in the name of the Indenture Trustee and has delivered the Collateral Certificate to the Indenture Trustee.

          Section 11.20 DERIVATIVE INSTRUMENTS. If the Issuer enters into any interest rate swap or derivative instrument (each, a "DERIVATIVE INSTRUMENT") in connection with its issuance of a series of Notes, such derivative instrument shall be entered into at the time of issuance of such series of Notes, at the time of issuance shall not have a notional amount in excess of the Stated Principal Amount of such Notes and is not thereafter expected to exceed such Stated Principal Amount Outstanding from time to time, shall not require the Issuer to make discretionary decisions (other than decisions relating to the servicing of the Dealer Notes) and shall have characteristics that relate to and are intended to hedge (partly or fully) against some risk or risks related to such series of Notes or the Dealer Notes or Eligible Investments.

          Section 11.21  DERIVATIVE FINANCIAL INSTRUMENTS.

          The Issuer shall not hold any derivative financial instrument unless such derivative financial instrument complies with the requirements of paragraph 40 of Statement of Financial Accounting Standards No. 140 issued by the Financial Accounting Standards Board, including any interpretations thereof or any successor regulations issued by the Financial Accounting Standards Board.

                                   ARTICLE XII
                            EARLY REDEMPTION OF NOTES

          Section 12.01 APPLICABILITY OF ARTICLE. Unless otherwise specified in the applicable Indenture Supplement related to a series or class of Notes, pursuant to the terms of this Article, the Issuer will redeem and pay, provided that funds are available, each affected series or class of Notes upon the occurrence of any Early Redemption Event. Unless otherwise specified in the applicable Indenture Supplement relating to a series or class of Notes, or in the form of Notes for such series or class, the following are "EARLY REDEMPTION EVENTS:"

               (a) the occurrence of any Early Amortization Event as defined in the Pooling and Servicing Agreement or as described in the Series Supplement;

               (b) the Issuer becomes an investment company within the meaning of the Investment Company Act;

               (c) with respect to any series or class of Notes, any additional Early Redemption Event specified in the Indenture Supplement for such series or class as applying to such series or class.

          The redemption price of a class of Notes so redeemed will equal the Outstanding Principal Amount of such class, plus accrued interest and unpaid, or in the case of Discount Notes principal accreted but unpaid on those Notes, to but excluding the date of redemption, the payment of which will be subject to
ARTICLE V, ARTICLE VII and the allocations, deposits and payments sections of the related Indenture Supplement.

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          If the Issuer is unable to pay the redemption price in full on the
Payment Date following the end of the Due Period in which the Early Redemption Event occurs, monthly payments on such class of Notes will thereafter be made on each following Business Day until the Outstanding Principal Amount of such class, plus all accrued and unpaid interest, is paid in full or the Legal Final Maturity Date occurs, whichever is earlier, subject to ARTICLE V, ARTICLE VII and the allocations, deposits and payments provisions of the related Indenture Supplement. Any funds in any Supplemental Account for a redeemed class will be applied to make the principal and interest payments on that class on the redemption date, subject to ARTICLE V, ARTICLE VII and the allocations, deposits and payments sections of the related Indenture Supplement. Principal payments on redeemed classes will be made in accordance with the related Indenture Supplement.

          Section 12.02 NOTICE. Promptly after the occurrence of any Early Redemption Event, the Issuer will notify the Indenture Trustee and the Note Rating Agencies in writing of the identity, Stated Principal Amount and Outstanding Principal Amount of the affected series or class of Notes to be redeemed. Notice of redemption will promptly be given as provided in SECTION
10.09. All notices of redemption will state (a) the date on which the redemption of the applicable series or class of Notes pursuant to this Article will begin, which will be the Payment Date next following the end of the Due Period in which the applicable Early Redemption Event occurs, (b) the redemption price for such series or class of Notes, which will be equal to the Outstanding Principal Amount of such series or class plus interest accrued or principal accreted and unpaid (if any), the payment of which will be subject to ARTICLE V, ARTICLE VII and the allocations, deposits and payments provisions of the related Indenture Supplement and (c) the series or class of Notes to be redeemed pursuant to this Article.

                                  ARTICLE XIII
                                   COLLATERAL

          Section 13.01  RECORDING, ETC.

               (a) The Issuer intends the Security Interest granted pursuant to this Indenture in favor of the Indenture Trustee to be prior to all other liens in respect of the Collateral. Subject to SECTION 13.03, the Issuer will take all actions necessary to obtain and maintain a perfected lien on and security interest in the Collateral in favor of the Indenture Trustee. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the Issuer, and will take such other action necessary or advisable to:

                    (i) grant a Security Interest more effectively in all or any portion of the Collateral;

                    (ii) maintain or preserve the Security Interest (and the priority thereof) created by this Indenture or carry out more effectively the purposes hereof;

                    (iii) perfect, publish notice of or protect the validity of any grant made or to be made by this Indenture;

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                    (iv)    enforce the Collateral Certificate, the Enhancement
          Agreements and each other instrument or agreement included in the Collateral;

                    (v) preserve and defend title to the Collateral and the rights of the Indenture Trustee in such Collateral against the claims of all persons and parties; or

                    (vi) pay all taxes or assessments levied or assessed upon the Collateral when due.

               (b) The Issuer will from time to time promptly pay and discharge all financing and continuation statement recording and/or filing fees, charges and taxes relating to this Indenture, any amendments thereto and any other instruments of further assurance. The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute upon the Issuer's failure to do so, any financing statement, continuation statement or other instrument required by the Indenture Trustee pursuant to this Section.

               (c) Without limiting the generality of clauses (a)(ii) or
(a)(iii):

                    (i) The Issuer will cause this Indenture, all amendments and supplements hereto and/or all financing statements and continuation statements and any other necessary documents covering the Indenture Trustee's right, title and interest to the Collateral to be promptly recorded, registered and filed, and at all times to be kept, recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Indenture Trustee to all property comprising the Collateral. The Issuer will deliver to the Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing.

                    (ii) Within 30 days after the Issuer makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (d)(i) seriously misleading within the meaning of SECTION 9-507 or 9-508 (or any comparable provision) of the UCC, the Issuer will give the Indenture Trustee notice of any such change and will file such financing statements or amendments as may be necessary to continue the perfection of the Indenture Trustee's security interest in the Collateral.

               (d) The Issuer will give the Indenture Trustee prompt notice of any relocation of its chief executive office, place of business or State of location, and any change in the jurisdiction of its organization, and whether, as a result of such relocation or change, the applicable provision of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and will file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Indenture Trustee's security interest in the Collateral. The Issuer will at all times maintain its chief executive office within the United States.

               (e) The duty of the Indenture Trustee to execute any instrument required pursuant to this Section will arise only if the Indenture Trustee has knowledge of the type described in SECTION 7.01(c) of any default of the Issuer in complying with the provisions of this Section.

          Section 13.02 TRUST INDENTURE ACT REQUIREMENTS. The release of any Collateral from the lien created by this Indenture or the release of, in whole or in part, such liens, will not be deemed to impair the Security Interests in contravention of the provisions hereof if and to the extent the Collateral or liens are released pursuant to the terms hereof. The Indenture Trustee and each of the Noteholders and any applicable Enhancement Provider acknowledge that a release of Collateral or liens in accordance with the terms hereof will not be deemed for any purpose to be an impairment of the Security Interests in contravention of the terms of this Indenture. To the extent applicable, without limitation, the Issuer and each other obligor on the Notes will cause Trust Indenture Act Section 3.14(d) relating to the release of property or securities from the liens hereof to be complied with. Any certificate or opinion required by Trust Indenture Act Section 3.14(d) may be made by an officer of the appropriate obligor, except in cases in which Trust Indenture Act Section 3.14(d) requires that such certificate or opinion be made by an independent person.

          Section 13.03 SUITS TO PROTECT THE COLLATERAL. Subject to the provisions of this Indenture, the Indenture Trustee will have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of this Indenture, and such suits and proceedings as the Indenture Trustee may deem expedient to preserve or protect the interests of the Noteholders and any applicable Enhancement Provider and the interests of the Indenture Trustee and the Holders of the Notes in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Security Interests or be prejudicial to the interests of the Holders of the Notes or the Indenture Trustee). No counterparties to a Enhancement Agreement may direct the Indenture Trustee to enforce the Security Interest. Each Enhancement Provider's rights consist solely of the right to receive collections allocated for its benefit pursuant to the related Indenture Supplement.

          Section 13.04 PURCHASER PROTECTED. In no event will any purchaser in good faith of any property purported to be released hereunder be bound to ascertain the authority of the Indenture Trustee to execute the release or to inquire as to the satisfaction of any conditions required by the provisions hereof for the exercise of such authority or to see to the application of any consideration given by such purchaser or other transferee; nor will any purchaser or other transferee of any property or rights permitted by this Article to be sold be under any obligation to ascertain or inquire into the authority of the Issuer or any other obligor, as applicable, to make any such sale or other transfer.

          Section 13.05 POWERS EXERCISABLE BY RECEIVER OR TRUSTEE. In case the Collateral shall be in the possession of a receiver or trustee, lawfully appointed, the powers conferred in this Article upon the Issuer or any other obligor, as applicable, with respect to the release, sale or other disposition of such property may be exercised by such receiver or trustee, and an instrument signed by such receiver or trustee shall be deemed the equivalent of any similar instrument of the

Issuer or any other obligor, as applicable, or of any officer or officers thereof required by the provisions of this Article.

          Section 13.06 DETERMINATIONS RELATING TO COLLATERAL. In the event (i) the Indenture Trustee shall receive any written request from the Issuer or any other obligor for consent or approval with respect to any matter or thing relating to any Collateral or the Issuer's or any other obligor's obligations with respect thereto or (ii) there shall be due to or from the Indenture Trustee under the provisions hereof any performance or the delivery of any instrument or
(iii) the Indenture Trustee shall become aware of any nonperformance by the Issuer or any other obligor of any covenant or any breach of any representation or warranty of the Issuer or any other obligor set forth in this Indenture, then, in each such event, the Indenture Trustee shall be entitled to hire experts, consultants, agents and attorneys to advise the Indenture Trustee on the manner in which the Indenture Trustee should respond to such request or render any requested performance or response to such nonperformance or breach (the expenses of which will be reimbursed to the Agent and the Indenture Trustee pursuant to SECTION 8.07). The Indenture Trustee will be fully protected in the taking of any action recommended or approved by any such expert, consultant, agent or attorney or agreed to by the Majority Holders of the Outstanding Notes.

          Section 13.07  RELEASE OF COLLATERAL.

               (a) Subject to the payment of its fees and expenses pursuant to
SECTION 8.07, the Indenture Trustee will, at the request of the Issuer or when otherwise required by the provisions of this Indenture, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article will be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any funds.

               (b) Upon delivery of an Officer's Certificate certifying that the Issuer's obligations under this Indenture have been satisfied and discharged by complying with the provisions of this Article, the Indenture Trustee will (i) execute and deliver such releases, termination statements and other instruments (in recordable form, where appropriate) as the Issuer or any other obligor, as applicable, may reasonably request evidencing the termination of the Security Interests created by this Indenture (ii) to the extent applicable, provide a certificate or opinion required by Trust Indenture Act Section 3.14(d) and (iii) not to be deemed to hold the Security Interests for the benefit of the Indenture Trustee, the Noteholders and any applicable Enhancement Provider.

               (c) NFSC and the Noteholders will be entitled to receive at least ten (10) days written notice when the Indenture Trustee proposes to take any action pursuant to clause (a), accompanied by copies of any instruments involved, and the Indenture Trustee will also be entitled to require, as a condition to such action, a Master Owner Trust Opinion of Counsel, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with, and such action does not materially and adversely impair security for the Notes or the rights of Noteholders in contravention of the provisions of the Indenture. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

          Section 13.08 CERTAIN ACTIONS BY INDENTURE TRUSTEE. Any action taken by the Indenture Trustee pursuant to this Article in respect of the release of Collateral will be taken by the Indenture Trustee as its interest in such Collateral may appear, and no provision of this Article is intended to, or will, excuse compliance with any provision hereof.

          Section 13.09  OPINIONS AS TO COLLATERAL.

               (a) On the Effective Date and each issuance date for a new series, the Issuer will furnish to the Indenture Trustee a Master Owner Trust Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any Indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and maintain the perfection of the Security Interest granted by this Indenture in favor of the Indenture Trustee and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest perfected.

               (b) On or before April 15th in each calendar year, beginning in 2004, the Issuer will furnish to the Indenture Trustee a Master Owner Trust Opinion of Counsel with respect to each Uniform Commercial Code financing statement which has been filed by the Issuer either stating that, (i) in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any Indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the first priority lien and Security Interest created by this Indenture and reciting the details of such action or (ii) in the opinion of such counsel no such action is necessary to maintain such lien and Security Interest. Such Master Owner Trust Opinion of Counsel will also describe the recording, filing, re-recording and refiling of this Indenture, any Indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and Security Interest of this Indenture until April 15th in the following calendar year.

          Section 13.10 DELEGATION OF DUTIES. The Issuer may contract with or appoint other Persons (including NFSC and its Affiliates) to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate will be deemed to be action taken by the Issuer.

                                   ARTICLE XIV
                                  MISCELLANEOUS

          Section 14.01 NO PETITION. The Indenture Trustee, by entering into this Indenture, each Enhancement Provider, by designating that the obligations of the Issuer pursuant to the applicable Enhancement Agreement are secured by the Collateral, and each Noteholder, by accepting a Note, agrees that it will not at any time institute against NFSC, the Master Trust or the Issuer, or join in any institution against NFSC, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any Enhancement Agreement. The foregoing shall not limit the right of the Indenture Trustee to file in or otherwise take any action with respect to any insolvency proceeding that was instituted against the Issuer by any Person other than the Indenture Trustee.

          Section 14.02 MASTER OWNER TRUST OBLIGATIONS. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Master Owner Trust Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Master Owner Trust Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Master Owner Trust Trustee or of any successor or assign of the Master Owner Trust Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Master Owner Trust Trustee has no such obligations in its individual capacity).

          Section 14.03  LIMITATIONS ON LIABILITY.

               (a) It is expressly understood and agreed by the parties hereto that (i) this Indenture is executed and delivered by the Master Owner Trust Beneficiary not individually or personally but solely as Master Owner Trust Beneficiary, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by the Master Owner Trust Beneficiary but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained will be construed as creating any liability on the Master Owner Trust Beneficiary individually or personally, to perform any covenant of the Issuer either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Indenture and by any Person claiming by, through or under them and (iv) under no circumstances will the Master Owner Trust Beneficiary be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any related documents.

               (b) None of the Indenture Trustee, the Master Owner Trust Trustee, NFSC or any other beneficiary of the Issuer or any of their respective officers, directors, employers or agents will have any liability with respect to this Indenture, and recourse may be had solely to the Collateral pledged to secure the Notes issued by Navistar Financial Dealer Note Master Owner Trust.

          Section 14.04 TAX TREATMENT. The Issuer and the Noteholders agree that the Notes are intended to be debt of NFSC for federal, state and local income, franchise and single business tax purposes and agree to treat the Notes accordingly for all such purposes, unless otherwise required by a taxing authority.

          Section 14.05 ACTIONS TAKEN BY THE ISSUER. Any and all actions that are to be taken by the Issuer may be taken by either the Master Owner Trust Beneficiary or the Master Owner Trust Trustee on behalf of the Issuer.

          Section 14.06 ALTERNATE PAYMENT PROVISIONS. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer, with the written consent of the Indenture Trustee, may enter into any agreement with any Holder of a Note providing for a method of payment or notice that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments or notices, as applicable, to be made in accordance with such agreements.

          Section 14.07 TERMINATION OF ISSUER. The Issuer and the respective obligations and responsibilities of the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make payments to Noteholders as hereinafter set forth) shall terminate, except with respect to the duties described in SECTION 14.08(b), as provided in the Master Owner Trust Agreement.

          Section 14.08  FINAL DISTRIBUTION.

               (a) The Servicer shall give the Indenture Trustee at least thirty
(30) days prior written notice of the Payment Date on which the Noteholders of any series or class may surrender their Notes for payment of the final distribution on and cancellation of such Notes. Not later than the fifth day of the month or such other date specified in an Indenture Supplement in which the final distribution in respect of such Series or Class is payable to Noteholders, the Indenture Trustee shall provide notice to Noteholders of such series or class specifying (i) the date upon which final payment of such series or class will be made upon presentation and surrender of Notes of such series or class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Note Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified (which, in the case of Bearer Notes, shall be outside the United States). The Indenture Trustee shall give such notice to the Note Registrar and the Paying Agent at the time such notice is given to Noteholders.

               (b) Notwithstanding a final distribution to the Noteholders of any series or class (or the termination of the Issuer), except as otherwise provided in this paragraph, all funds then on deposit in any Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders, and the Paying Agent or the Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if certificated. In the event that all such Noteholders shall not surrender their Notes for cancellation within six (6) months after the date specified in the notice from the Indenture Trustee described in paragraph (a), the Indenture Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto (which surrender and payment, n the case of Bearer Notes, shall be outside the United States). If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Deposit Account or any Supplemental Account held for the benefit of such Noteholders. The Indenture Trustee and the Paying Agent shall pay to the Issuer any monies held by them for the payment of principal or interest that remains unclaimed for two (2) years. After payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.

          Section 14.09 TERMINATION DISTRIBUTIONS. Upon the termination of the Issuer pursuant to the terms of the Master Owner Trust Agreement, the Indenture Trustee shall release, assign and convey to the Master Owner Trust Beneficiary or any of its designees, without recourse, representation or warranty, all of its right, title and interest in the Collateral, whether then existing or thereafter created, all monies due or to become due and all amounts received or receivable with respect thereto (including all moneys then held in any Account) and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to SECTION 14.08(b). The Indenture Trustee shall execute and deliver such instruments of transfer and assignment as shall be provided to it, in each case without recourse, as shall be reasonably requested by the Master Owner Trust Beneficiary to vest in the Master Owner Trust Beneficiary or any of its designees all right, title and interest which the Indenture Trustee had in the Collateral and such other property.

          Section 14.10 ENHANCEMENT PROVIDER AS THIRD-PARTY BENEFICIARY. Each Enhancement Provider is a third-party beneficiary of this Indenture to the extent specified in the applicable Enhancement Agreement or Indenture Supplement.

          Section 14.11  LIMITATION OF CONFIDENTIALITY.

          Notwithstanding anything in this Agreement or the other Issuer Documents to the contrary, each of the undersigned parties (and each affiliate and person acting on behalf of any such party) agree that each party (and each employee, representative, and other agent of such party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions consummated pursuant to the Issuer Documents (the "Transactions") and all materials of any kind (including opinions or other tax analyses) that are provided to such party or such person relating to such tax treatment and tax structure, except to the extent necessary to comply with any applicable federal or state securities laws. This authorization is not intended to permit disclosure of any other information including (without limitation) (i) any portion of any materials to the extent not related to the tax treatment or tax structure of the Transactions, (ii) the identities of participants or potential participants in the Transactions, (iii) the existence or status of any negotiations related to the Transactions, (iv) any pricing or financial information (except to the extent such pricing or financial information is related to the tax treatment or tax structure of the Transactions), or (v) any other term or detail not relevant to the tax treatment or the tax structure of the Transactions.

          Section 14.12  SUBORDINATION.

          The Issuer and each Noteholder by accepting a Note acknowledge and agree that such Note represents indebtedness of the Issuer and does not represent an interest in any assets (other than the Master Owner Trust Estate) of NFSC (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Master Owner Trust Estate and proceeds thereof). In furtherance of and not in derogation of the foregoing, to the extent NFSC enters into other securitization transactions, the Issuer as well as each Noteholder by accepting a Note acknowledge and agree that it shall have no right, title or interest in or to any assets (or interests therein) (other than the Master Owner Trust Estate) conveyed or purported to be conveyed by NFSC to another Person in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) ("OTHER ASSETS"). To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this subsection, the Issuer or any Noteholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through NFSC, or any other person owned thereby, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through NFSC, or any other Person owned thereby, then the Issuer and each Noteholder by accepting a Note further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of NFSC which under the terms of the relevant documents relating to the securitization of such Other Assets are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including insolvency laws, and whether asserted against NFSC or any other Person owned by NFSC), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement shall be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each Noteholder further acknowledges and agrees that no adequate remedy at law exists for a breach of this SECTION 14.12 and the terms of this SECTION
14.12 may be enforced by an action for specific performance.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                      NAVISTAR FINANCIAL DEALER NOTE
                                      MASTER OWNER TRUST, by NAVISTAR
                                      FINANCIAL SECURITIES CORPORATION, as
                                      Master Owner Trust Beneficiary


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:


                                      THE BANK OF NEW YORK, as Indenture Trustee and not in its individual capacity


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

Acknowledged and Accepted:

NAVISTAR FINANCIAL CORPORATION, as Servicer
By:
   ---------------------------
Name:
Title:

                                                                       EXHIBIT A

                          [FORM OF] PAYMENT INSTRUCTION

                NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST

          Unless otherwise indicated, capitalized terms used in this Payment Instruction have their respective meanings set forth in the Indenture; provided, that the "PRECEDING DUE PERIOD" shall mean the Due Period immediately preceding the calendar month in which this Payment Instruction is delivered. This Payment Instruction is delivered pursuant to SECTION 9.08 of the Indenture. The date of this Payment Instruction is a Transfer Date.

I. Allocations of Noteholder Available Interest Amounts:

          A. Series 200_-_ Allocated Interest Amounts [______].... $______

          B. Series 200_-_ Allocated Interest Amounts [______].... $______

          C. Series 200_-_ Allocated Interest Amounts [______].... $______

II. Allocations of Noteholder Available Principal Amounts:

          A. Series 200_-_ Allocated Principal Amounts [______].... $______

          B. Series 200_-_ Allocated Principal Amounts [______].... $______

          C. Series 200_-_ Allocated Principal Amounts [______].... $______

                        SCHEDULE TO PAYMENT INSTRUCTION*

                NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST

                                                                       EXHIBIT B

                    [FORM OF] MONTHLY NOTEHOLDERS' STATEMENT

Date: ______ __, ____

                NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                        DUE PERIOD ENDING _________, ____

               Reference is made to the supplement to the Pooling and Servicing Agreement (the "SERIES SUPPLEMENT"), dated as of _____________, 200_, between Navistar Financial Securities Corporation, as Seller, Navistar Financial Corporation, as Servicer, and The Bank of New York, as Trustee, and the Indenture (the "INDENTURE"), dated as of __________ __, 200_, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Terms used herein and not defined herein have the meanings ascribed to them in the Series Supplement, the Indenture and the related Indenture Supplements, as applicable.

          The following computations are prepared with respect to the Transfer Date of _______ __, ____ and with respect to the performance of the Navistar Financial Dealer Note Master Owner Trust during the related Due Period.

          A.   Reductions of and Increases to Nominal Liquidation Amount of
Series:

                     Nomina
                       l                    [Increases
                    Liquidat                   from                       Reductions                  Reductions
                      ion                     amounts                       due to                      due to
                     Amount     Increases    withdrawn                  reallocations                 amounts on
                       of         from       from the                     of Series                  deposits in
                     Series    accretions    Principal  Reimbursements      200_-_      Reductions  the Principal    Current
                   for prior  on Principal    Funding   from Available    Available       due to       Funding       Nominal
                      Due     for Discount     Sub-        Interests      Principal      Investor        Sub-      Liquidation
      Series         Period      Notes       Account]       Amounts        Amounts     Charge-Offs     Account        Amount
-----------------  ---------  ------------  ----------  --------------  -------------  -----------  -------------  -----------
Series 200_-_
Series 200_-_
[Total:]

               IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Monthly Noteholders' Statement this __th day of __________,
_____.

                                      NAVISTAR FINANCIAL SECURITIES
                                      CORPORATION, as Master Owner Trust
                                      Beneficiary of the NAVISTAR FINANCIAL
                                      DEALER NOTE MASTER OWNER TRUST

                                      By:    NAVISTAR FINANCIAL
                                             CORPORATION, as Administrator on
                                             behalf of the Master Owner Trust
                                             Beneficiary

                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

                        SCHEDULE TO PAYMENT INSTRUCTION*

                NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST

                                                                       EXHIBIT C

                           [FORM OF] INVESTMENT LETTER

[Date]

The Bank of New York,

as Indenture Trustee,
101 Barclay Street, Floor 8W
New York, New York 10286
Attention: Corporate Trust ABS Unit

Navistar Financial Dealer Note Master Owner Trust

c/o Navistar Financial Securities Corporation, as Master Owner Trust Beneficiary
c/o Navistar Financial Corporation, as Administrator
2850 West Golf Road
Rolling Meadows, IL 60008
Attention: General Counsel

          Re: Purchase of $___________ principal amount of Navistar Financial Dealer Note MASTER OWNER TRUST, SERIES , CLASS [__] NOTES

Ladies and Gentlemen:

In connection with our purchase of the above Notes (the "NOTES") we confirm that:

          1. We understand that the Notes are not being registered under the Securities Act of 1933, as amended (the "SECURITIES Act"), and are being sold to us in a transaction that is exempt from the registration requirements of the Securities Act.

          2. Any information we desire concerning the Notes or any other matter relevant to our decision to purchase the Notes is or has been made available to us.

          3. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes, and we (and any account for which we are purchasing under paragraph
(iv) below) are able to bear the economic risk of an investment in the Notes. We (and any account for which we are purchasing under paragraph (iv) below) are an "ACCREDITED INVESTOR" (as such term is defined in Rule 501(a)(1), (2) or (3) of Regulation D under the Securities Act).

          4. We are acquiring the Notes for our own account or for accounts as to which we exercise sole investment discretion and not with a view to any distribution of the Notes, subject, nevertheless, to the understanding that the disposition of our property shall at all times be and remain within our control;

          5. We agree that the Notes must be held indefinitely by us unless subsequently registered under the Securities Act or an exemption from any registration requirements of the Securities Act and any applicable state securities law is available;

          6. We agree that in the event that at some future time we wish to dispose of or exchange any of the Notes (such disposition or exchange not being currently foreseen or contemplated), we will not transfer or exchange any of the Notes unless:

                    (a)(i) the sale is of at least U.S. $250,000 principal
               amount of Notes to an Eligible Purchaser (as defined below), (ii) a letter to substantially the same effect as paragraphs (1), (2),
               (3), (4), (5) and (6) of this letter is executed promptly by the purchaser and (3) all offers or solicitations in connection with the sale, whether directly or through any agent acting on our behalf, are limited only to Eligible Purchasers and are not made by means of any form of general solicitation or general advertising whatsoever; or

                    (b) the Notes are transferred pursuant to Rule 144 under the
               Securities Act by us after we have held them for more than three years; or

                    (c) the Notes are sold in any other transaction that does
               not require registration under the Securities Act and, if the Issuer, the Servicer, the Trustee or the Note Registrar so requests, we theretofore have furnished to such party a Master Owner Trust Opinion of Counsel satisfactory to such party, in form and substance satisfactory to such party, to such effect; or

                    (d) the Notes are transferred pursuant to an exception from the registration requirements of the Securities Act under Rule 144A under the Securities Act; and

          7. We understand that the Notes will bear a legend to substantially the following effect:

          "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN."

          8. We hereby represent and warrant that either (a) we are not (i) an "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to the provisions of Title I of ERISA, (ii) a

"plan" described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") or (iii) any entity whose underlying assets include plan assets of any such plan or (b) the purchase and holding of the Notes will not result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code.

          This legend may be removed if the Issuer, the Trustee and the Note Registrar have received a Master Owner Trust Opinion of Counsel satisfactory to them, in form and substance satisfactory to them, to the effect that the legend may be removed.

          "ELIGIBLE PURCHASER" means either an Eligible Dealer or a corporation, partnership or other entity which we have reasonable grounds to believe and do believe can make representations with respect to itself to substantially the same effect as the representations set forth herein. "ELIGIBLE DEALER" means any corporation or other entity the principal business of which is acting as a broker and/or dealer in securities. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture dated as of _______ __, 200_, between Navistar Financial Dealer Note Master Owner Trust and The Bank of New York, as Indenture Trustee.

          Very truly yours,


                                      --------------------------------
                                      (Name of Purchaser)

                                      By
                                        ------------------------------
                                      (Authorized officer)

                                                                     EXHIBIT D-1

            [FORM OF] CLEARANCE SYSTEM CERTIFICATE TO BE GIVEN TO THE TRUSTEE BY EUROCLEAR OR CLEARSTREAM, LUXEMBOURG FOR DELIVERY OF DEFINITIVE NOTES IN EXCHANGE FOR A PORTION OF A TEMPORARY
                                   GLOBAL NOTE

        NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST, SERIES , CLASS
                                      NOTES

          [Insert title or sufficient description of Notes to be delivered]

          We refer to that portion of the Temporary Global Note in respect of the series, Class Notes to be exchanged for Definitive Notes (the "SUBMITTED PORTION") pursuant to this certificate (the "NOTES") as provided in the Indenture dated as of [ ], 200_, (as amended and supplemented, the "INDENTURE") in respect of such issue. This is to certify that (i) we have received a certificate or certificates, in writing or by tested telex, with respect to each of the persons appearing in our records as being entitled to a beneficial interest in the Submitted Portion and with respect to such person's beneficial interest either (a) from such person, substantially in the form of EXHIBIT D-2 to the Indenture Supplement, or (b) from _____________ ___, ______, substantially in the form of EXHIBIT D-3 to the Indenture Supplement, and (ii) the Submitted Portion includes no part of the Temporary Global Note excepted in such certificates.

          We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date hereof.

          We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings.

Dated: _____________ ___, ______,

[as operator of the Euroclear System]
[Clearstream, Luxembourg]
By
  --------------------------------------

                                      D-1-1

                                                                     EXHIBIT D-2

              [FORM OF] CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR
          CLEARSTREAM, LUXEMBOURG WITH RESPECT TO REGISTERED NOTES SOLD
                        TO QUALIFIED INSTITUTIONAL BUYERS

        NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST, SERIES , CLASS
                                      NOTES

          In connection with the initial issuance and placement of the Series , Class Notes (the "NOTES"), an institutional investor in the United States (an "INSTITUTIONAL INVESTOR") is purchasing [U.S.$/(pound)/(U)/SF] aggregate principal amount of the Notes hold in our account at [________________________________________________, as operator of the Euroclear
System] [Clearstream, Luxembourg] on behalf of such investor. We reasonably believe that such institutional investor is an eligible institutional buyer as such term is defined under Rule 144A of the Securities Act of 1933, as amended.

          [We understand that this certificate is required in connection with United States laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered by this certificate.]

          The Definitive Notes in respect of this certificate are to be issued in registered form in the minimum denomination of [U.S.$/(pound)/(U)/SF] and such Definitive Notes (and, unless the Indenture or terms document relating to the Notes otherwise provides, any Notes issued in exchange or substitution for or on registration of transfer of Notes) shall bear the following legend:

                    "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES
               SECURITIES ACT OF 1933. NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (EACH AS DEFINED HEREIN), EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. THIS NOTE CANNOT BE EXCHANGED FOR A BEARER NOTE."

Dated: __________ ___, ______,

                                      [                     ]

                                      By
                                        ----------------------------------------
                                      Authorized officer

                                      D-2-1

                                                                     EXHIBIT D-3

              [FORM OF] CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR
          CLEARSTREAM, LUXEMBOURG BY A BENEFICIAL OWNER OF NOTES, OTHER
                      THAN A QUALIFIED INSTITUTIONAL BUYER

        NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST, SERIES , CLASS
                                      NOTES

          This is to certify that as of the date hereof and except as provided in the third paragraph hereof, the Series , Class Notes held by you for our account (the "NOTES") (i) are owned by a person that is a United States person, or (ii) are owned by a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations
SECTION 1.165- 12(c)(1)(v)) (a "FINANCIAL INSTITUTION") purchasing for its own account or for resale, or (B) a United States person who acquired the Notes through the foreign branch of a financial institution and who holds the Notes through the financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of
SECTION 165(j)(3)(A), (B) OR (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations SECTION 1.163-5(c)(2)(i)(D)(7)). In addition, financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          We undertake to advise you by tested telex if the above statement as to beneficial ownership is not correct on the date of delivery of the Notes in bearer form with respect to such of the Notes as then appear in your books as being held for our account.

          This certificate excepts and does not relate to [U.S.$/(pound)/(U)/SF] principal amount of Notes held by you for our account, as to which we are not yet able to certify beneficial ownership. We understand that delivery of Definitive Notes in such principal amount cannot be made until we are able to so certify.

                                      D-3-1

          We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings. As used herein, "UNITED STATES" means the United States of America, including the States and the District of Columbia, its territories, its possessions and other areas subject to its jurisdiction; and "UNITED STATES PERSON" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or any political subdivision thereof, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source.

Dated: __________ ___, ______

                                      By
                                        ------------------------------
                                      Name:


                                      As , or as agent for , the beneficial
                                      owner(s) of the interest in the Notes to which this certificate relates.

                                      D-3-2